                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[x] Preliminary Proxy Statement    [ ] Confidential, for Use of the Commission
                                       Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                eUniverse, Inc.
                (Name of Registrant as Specified in Its Charter)



     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
/X/ No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5) Total fee paid:

--------------------------------------------------------------------------------
/ / Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:

--------------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
(3) Filing Party:

--------------------------------------------------------------------------------
(4) Date Filed:

--------------------------------------------------------------------------------
                                 eUNIVERSE, INC.
                        101 NORTH INDUSTRIAL PLAINS ROAD
                         WALLINGFORD, CONNECTICUT 06492

                          ----------------------------

                  NOTICE OF 2000 ANNUAL MEETING OF STOCKHOLDERS

                          ----------------------------

                          WEDNESDAY, NOVEMBER 15, 2000
                                  AT 10:00 A.M.

To the Stockholders:

Notice is hereby given that the 2000 Annual Meeting of Stockholders of eUniverse, Inc. will be held on November 15, 2000, at 10:00 a.m., at eUniverse's corporate offices located at 101 North Industrial Plains Road, Wallingford, Connecticut 06492, for the following purposes:

1. To elect five directors for a term of one year.

2. To consider and act upon a proposal to approve the adoption of the eUniverse 1999 Stock Awards Plan.

3. To consider and act upon a proposal to ratify the appointment of Merdinger, Fruchter, Corso & Rosen, P.C., as independent auditors for eUniverse for the year 2000.

4. To approve the change of eUniverse's state of incorporation from Nevada to Delaware.

5. To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

These items are more fully described in the following pages, which are hereby made a part of this Notice. Only stockholders of record at the close of business on October 16, 2000, are entitled to vote at the meeting. Stockholders are reminded that shares cannot be voted unless the signed Proxy Card is returned or other arrangements are made to have the shares represented at the meeting.

                                           Sincerely,


                                           William R. Wagner
                                           Chief Financial Officer and Secretary

Wallingford, Connecticut

____________, 2000
                                 eUNIVERSE, INC.

                          ----------------------------

                                 PROXY STATEMENT

                                       FOR

                       2000 ANNUAL MEETING OF STOCKHOLDERS

                          ----------------------------

This proxy statement is furnished to stockholders of eUniverse, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the 2000 Annual Meeting of Stockholders (the "Annual Meeting") and at any adjournment thereof. The Annual Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement, and the accompanying proxy card(s) and Notice of Annual Meeting are being provided to stockholders beginning on or about October 13, 2000. The Company, a Nevada corporation, has its principal executive offices at 101 North Industrial Plains Road, Wallingford, CT.

SOLICITATION OF PROXIES

The enclosed proxy is solicited on behalf of the Board of Directors of the Company (the "Board"). The costs of this solicitation will be borne by the Company. Proxy solicitations will be made by mail and also may be made by personal interview, telephone and telefax by Company personnel. Brokerage houses and nominees will be requested to forward the proxy soliciting material to beneficial owners and to obtain authorization for the execution of proxies. The Company will, upon request, reimburse such brokerage houses and nominees for their reasonable expenses in forwarding proxy materials to beneficial owners. Company has been retained Corporate Stock Transfer, Inc. to assist in the solicitation of proxies for a fee of approximately $________ plus reimbursement of out-of-pocket expenses.

VOTING SECURITIES

                          DESCRIPTION OF CAPITAL STOCK

     We have authorized capital stock consisting of 250,000,000 shares of common stock, $0.001 par value per share, and 40,000,000 shares of preferred stock, $0.10 par value per share. The following is a summary description of eUniverse's capital stock. For a complete description of our capital stock, you should read our Articles of Incorporation, Amended and Restated Bylaws, and the Registration Rights Agreements that are included as exhibits to our Form 10 filed with the Securities and Exchange Commission ("SEC") on June 14, 1999, and Warrants and Registration Rights Agreements included as exhibits to our Form 10-K filed with the SEC on July 14, 2000.

COMMON STOCK

         Holders of common stock are entitled to one vote per share on all matters to be voted upon by the stockholders. As of September 25, 2000, there were 18,031,563 shares of common stock outstanding.

PREFERRED STOCK

         Holders of preferred stock are entitled to one vote per share of common stock, on an as-converted basis, on all matters to be voted upon by the stockholders. As of September 25, 2000, there were 1,561,784 shares of preferred stock outstanding. The current conversion rate for the preferred stock is at a one-for-one basis plus 6% accretion from April 14, 1999. Accordingly, there are 1,703,243 equivalent common shares held by preferred stockholders as of September 25, 2000.

                          ITEM 1. ELECTION OF DIRECTORS

NOMINEES FOR ELECTION OF DIRECTORS

The Board proposes the election of the following individuals as directors of the Company, each for a term of office that runs until the 2001 Annual Meeting of Stockholders and until his successor has been elected and has qualified. Each of the nominees has served continuously on the Board since the year indicated in the table below. The Board knows of no reason why any nominee may be unable to serve as a director. If any nominee is unable to serve, the shares represented by all valid proxies may be voted for the election of such other person as the Board may recommend.

Directors of the Company are elected by a plurality of the votes cast at the Annual Meeting. Plurality means that the nominees who receive the largest number of votes cast "FOR" are elected as directors up to the maximum number of directors to be chosen by each class of stockholders at the meeting, even though not receiving a majority of the votes cast. Votes withheld and broker non-votes will be counted in determining the presence of a quorum but will not be counted in determining the outcome of the election.

The names and ages of the nominees, their principal occupations or employment during the past five years and other data regarding them, based on information received from the respective nominees, are set forth below:


         NAME      AGE        PRINCIPAL OCCUPATION                DIRECTOR SINCE
Brad D. Greenspan  27         Internet executive                  April 14, 1999
Brett Brewer       28         Internet executive                  August 29, 2000
Gordon Landies     44         Software company executive          July 27, 1999
Daniel Mosher      27         Business development                December 7, 1999
Charles Beilman    41         Entrepreneur                        April 14, 1999


Brad D. Greenspan, Chairman of the Board of Directors since April 14, 1999. Mr. Greenspan is a member of eUniverse's Executive and Compensation Committees. In 1997, he founded Palisades Capital, Inc., a private Beverly Hills merchant bank, and served as its President until March 1999. Mr. Greenspan received a B.A. degree in political science/business from UCLA in 1997.

Brett Brewer, Co-President and Director since August 29, 2000. Mr. Brewer is a member of eUniverse's Executive and Compensation Committees. He joined eUniverse in April 1999 and was named Vice President of its eCommerce Division in December 1999 and elected President of CD Universe, Inc., a subsidiary of eUniverse, in July 2000. Prior to joining eUniverse, Mr. Brewer helped run the Southern California Retail Sales Division of CB Richard Ellis between October 1996 and December 1998. Mr. Brewer received a B.A. degree in business/economics from the University of California at Los Angeles.

Gordon Landies, Director since July 27, 1999 and a member of eUniverse's Audit Committee since December 7, 1999. Mr. Landies was formerly General Manager of the Home and Entertainment group of Mattel Interactive and has been in consumer software for 16 years, spending 10 years at Software Toolworks, Mindscape, and the Learning Company, which was acquired by Mattel. Most of Mr. Landies' career has been in sales and business development, where he helped drive sales growth and build product categories such as National Geographic, Printshop, and Chessmaster.

Daniel Mosher, Director and a member of eUniverse's Audit Committee since December 7, 1999. Mr. Mosher has been employed by Webvan Group, Inc. since May 1999, most recently as Director, Business Development. From January 1998 to May 1999, Mr. Mosher served in the Mergers and Acquisitions Department of Morgan Stanley Dean Witter Technology Group, an investment banking firm. From February 1996 to January 1998, Mr. Mosher held several positions in the Corporate Finance Group of Arthur Andersen, focused on technology private placements. Mr. Mosher holds a B.S. in Business Administration from the University of California at Berkeley.

Charles Beilman, Director since April 14, 1999. Since May 2000, Mr. Beilman has served as President of VitaminSpring, Inc., an ecommerce retailer of food supplements. Between October 25, 1999 and July 31, 2000, Mr. Beilman was Vice President, Special Projects of eUniverse. Between April 14, 1999 and October 25, 1999, Mr. Beilman was Chief Operating Officer and Chief Technical Officer of eUniverse's acquired subsidiary, CD Universe, Inc. Mr. Beilman founded CD Universe, Inc. in April 1997 and was its sole shareholder and Chief Executive Officer until the sale of CD Universe to eUniverse in April 1999. Between 1985 and September 1999, Mr. Beilman served as President and Director of Trak Systems, Inc., which supplied proprietary inventory control computer systems to retain music stores throughout the United States and Canada.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE ELECTION OF
    MESSRS. GREENSPAN, BREWER, LANDIES, MOSHER AND BEILMAN. UNLESS OTHERWISE
             DIRECTED BY A STOCKHOLDER, PROXIES WILL BE VOTED "FOR"
                         THE ELECTION OF SUCH NOMINEES.

                       INFORMATION RELATING TO DIRECTORS,
                         NOMINEES AND EXECUTIVE OFFICERS

AGREEMENT CONCERNING ELECTION OF DIRECTORS

         In connection with the purchase by E. P. Opportunity Fund, LLC of 235,000 shares of preferred stock of Entertainment Universe, a letter agreement dated April 6, 1999 was entered into between E. P., Entertainment Universe and Brad D. Greenspan which, in effect, gave E. P. the right to select one of the Directors of Entertainment Universe during the period that it owns shares of Entertainment Universe preferred stock. On April 16, 1999, in connection with the reorganization between Motorcycle Centers and Entertainment Universe, the E.
P. letter agreement was assigned by Entertainment Universe to eUniverse, which assumed the obligations to E.P. of Entertainment Universe. As a result, as long as it owns our preferred stock, E. P. has the right to appoint a member of the Board of Directors of eUniverse. E. P. has not exercised its right as of the date hereof.

         In connection with the acquisition of The Big Network, Inc., an agreement dated July 30, 1999 was entered into among Brad D. Greenspan, Charles Beilman, Stephen Sellers and John Hanke which, in effect, gives Messrs. Sellers and Hanke the right to select one of the directors of eUniverse during the period that either Mr. Sellers or Mr. Hanke are employed by eUniverse. Messrs. Sellers and Hanke exercised this right and selected Mr. Sellers to be a director of eUniverse. Mr. Sellers was appointed as a director of eUniverse on December 7, 1999 and resigned from this position on May 31, 2000. Mr. Sellers resigned his employment with eUniverse on August 31, 2000 to pursue other business opportunities. Mr. Hanke resigned his employment with eUniverse on January 6, 2000 to pursue other business opportunities.

         In connection with the acquisition of Falcon Ventures, an agreement dated December 16, 1999 was entered into by and between Brad D. Greenspan and Take-Two Interactive Software, which in effect gives Take-Two the right to select an individual to serve as a member of the

Board of Directors of eUniverse for a period of three years from February 2, 2000. As of the date of this prospectus, Take Two has not exercised its right to select a director.

BOARD OF DIRECTORS MEETINGS AND BOARD COMMITTEES

         The Board held three meetings in fiscal year 2000, and there was 100% attendance at each Board meeting. There were no Board committee meetings during fiscal year 2000, however each of the Board committees unanimously consented to actions in lieu of a meeting in fiscal year 2000 as described in the chart below. The principal standing committees of the Board are the Executive Committee, Audit Committee, and Compensation Committee. Each committee is described as follows:

NAME OF COMMITTEE AND         FUNCTIONS OF THE COMMITTEES                                       NUMBER OF MEETINGS
MEMBERS                                                                                         OR CONSENT IN LIEU
                                                                                                OF MEETING IN FISCAL
                                                                                                YEAR 2000
AUDIT                         Oversees eUniverse's financial reporting process and internal               1
Gordon Landies                controls.  The Audit Committee consists of independent
Daniel Mosher                 directors.  See the Audit Committee's Charter attached hereto as Appendix A for a detailed description of the Audit
                              Committee's authority and responsibilities.

COMPENSATION                  Administers eUniverse's 1999 Stock Awards Plan and reviews                  5
Brad D. Greenspan*            and recommends to the Board of Directors the compensation and
Daniel Mosher                 benefits of eUniverse's officers and other senior executives.
Brett Brewer                  (See below for the committee's report on fiscal year 2000
                              compensation of executive officers.)

EXECUTIVE                     Exercises certain powers of the Board of                                    4
Brad D. Greenspan*            Directors during the time periods between Board meetings.(1)
Brett Brewer



*Chairman

(1) The Executive Committee does not have the power to: (1) amend or repeal any resolution of the Board of Directors that by its terms shall not be subject to amendment or repeal by the Executive Committee; (2) take any action that, by the statutes of eUniverse's state of incorporation governing eUniverse, may be taken only by the Board of Directors or the shareholders of eUniverse; (3) take any action to amend, alter or repeal the Certificate of Incorporation or By-laws of eUniverse, as amended; (4) elect any person to fill vacancies on the Board of Directors or any Committee thereof or remove any person from the same; (5) fix the compensation of any Director for services in any capacity; (6) adopt a plan of merger or adopt a plan of consolidation with another entity or entities; (7) recommend to the shareholders of eUniverse the sale, lease, exchange, mortgage, pledge or other disposition of all or substantially all of the property or assets of eUniverse or a voluntary dissolution of eUniverse or a revocation thereof;
     (8) authorize any transaction involving over $3 million of eUniverse's revenues; (9) authorize any purchase over $1 million; or (10) take any action prohibited by resolution of the Board of Directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Prior to establishing the Compensation Committee, the Board of Directors as a whole performed the functions delegated to the Compensation Committee. No member of the Board of Directors or the Compensation Committee serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of eUniverse's Board of Directors or Compensation Committee.

DIRECTOR COMPENSATION

         Directors of eUniverse who are also employees or officers of eUniverse do not receive any compensation specifically related to their activities as directors, other than reimbursement for expenses incurred in connection with their attendance at Board of Directors meetings. For each year of service as a director, non-employee directors receive, upon becoming a director, options for 62,500 shares of the Company's Common Stock, $.001 par value, at market price per share, which vest after one year and expire ten years after the date of grant. Mr. Landies and Mr. Mosher received these options as non-employee directors during fiscal year 2000. For each board meeting they attend, non-employee directors are reimbursed for their expenses incurred in connection with the meeting.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On April 14, 1999, eUniverse acquired all of the capital stock of CD Universe, Inc. for a total consideration of $1,915,000 in cash plus 2,425,000 shares of eUniverse common stock. The rights to acquire CD Universe were originally held by Palisades Capital, Inc., a private merchant bank owned and operated by Brad D. Greenspan. On February 11, 1999, Palisades assigned its rights to acquire CD Universe to Entertainment Universe for consideration of 8,061,000 shares of Entertainment Universe common stock, which were issued to Mr. Greenspan, making him the sole shareholder of Entertainment Universe. The assignment of the right to acquire CD Universe has been recorded on the books of Entertainment Universe at Palisades' historical cost pursuant to the accounting treatment for transfers of assets between entities under common control, as proscribed by APB 16. In connection with the reorganization between Motorcycle Centers and Entertainment Universe, those shares of Entertainment Universe common stock were exchanged for an equivalent number of shares of eUniverse's common stock.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Exchange Act ("Section 16(a)") requires eUniverse's executive officers, directors, and persons who own more than ten percent of a registered class of eUniverse's equity securities ("10% Stockholders") to file reports of ownership on a Form 3 and changes in ownership on a Form 4 or a Form 5 with the SEC.

         Based solely on its review of the copies of such forms received by eUniverse, or written representations from certain reporting persons that no Form 5's were required for such persons, eUniverse believes that during fiscal year 2000 its executive officers, directors and 10% Stockholders complied with all applicable Section 16(a) filing requirements, except that the Form 3's required to be filed by Brad D. Greenspan, Leland N. Silvas, Charles Beilman, Gordon Landies and Daniel Mosher (each of whom was either a director or executive officer of eUniverse during fiscal year 2000) were inadvertently filed late. Stephen D. Sellers, who was a director of eUniverse during fiscal year 2000 and resigned from the Board of Directors on May 31, 2000, failed to file a Form 3.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information with respect to the beneficial ownership of the Company's voting securities by the following individuals or groups: (a) each person who is known by eUniverse to own beneficially more than 5% of our common stock, (b) each Director of eUniverse,
(c) each Named Executive Officer of eUniverse, and (d) all executive officers and Directors of eUniverse as a group.

                                Shares                             Percentage
Name of Beneficial           Beneficially                         Beneficially
      Owner                   Owned/(1)/                           Owned/(2)/
Brad D. Greenspan           7,841,000                                37.8%
Charles Beilman             2,425,000                                11.7%
Leland N. Silvas              491,668/(4)/                            2.4%
William R. Wagner              24,999/(5)/                              *
James Haiduck                  51,501/(6)/                              *
Stephen D. Sellers            339,680/(7)/                            1.6%
Gordon E. Landies             127,939/(8)/                              *
Daniel Mosher                          0                                *

Directors and              11,303,412                                54.6%
Executive Officers
as a Group



* less than one percent.

/(1)/ Unless otherwise noted, all of the shares shown are held by individuals or entities possessing sole voting and investment power with respect to the shares. Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them within 60 days, whether by the exercise of options or warrants or the conversion of shares of preferred stock into shares of common stock, are deemed outstanding in determining the number of shares beneficially owned by the person or group. We are treating our Series A Preferred Stock and common stock as voting securities because the holders of our Series A Preferred Stock have the right to vote their shares on an as converted basis.

/(2)/ The "Percentage Beneficially Owned" is calculated by dividing the "Number of Shares Beneficially Owned" by the total outstanding shares of common stock including shares beneficially owned by the person with respect to whom the percentage is calculated.

/(4)/ Includes 291,668 shares represented by options exercisable within 60 days.

/(5)/ Consists entirely of shares represented by options exercisable within 60 days.

/(6)/ Includes 6,000 shares issuable upon conversion of Series A Convertible Preferred Stock and 42,501 represented by options exercisable within 60 days.

/(7)/ Includes 42,500 shares represented by options exercisable within 60 days.

/(8)/ Includes 6,000 shares issuable upon conversion of Series A Convertible Preferred Stock, and 102,201 shares of common stock beneficially owned by Mr. Landies as co-trustee under the Barbara Landies Living Trust 8/27/96.

                       COMPENSATION OF EXECUTIVE OFFICERS

         The compensation paid or awarded to the Company's Chief Executive Officer and other executive officers during fiscal year 2000 is set forth and discussed below.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

GENERAL

         Decisions as to certain compensation of eUniverse's executive officers are made by the Compensation Committee of eUniverse's Board of Directors. At eUniverse's fiscal year end on March 31, 2000, the members of the Compensation Committee were Brad D. Greenspan, Leland N. Silvas, and Daniel Mosher.

COMPENSATION POLICIES

         The Compensation Committee's executive compensation policies are designed to attract and retain executives capable of leading eUniverse in a rapidly evolving Internet-based marketplace and to motivate such executives to maximize profitability and stockholder value. The Compensation Committee has designed eUniverse's executive compensation program with three components to achieve this objective -- base salary; equity participation under a stock awards plan; and benefits. The philosophy and operation of each component is discussed herein. The Compensation Committee does not use quantitative methods or mathematical formulas in setting any element of compensation. In determining each component of compensation, the Compensation Committee considers all elements of an executive officer's total compensation package, including insurance and other benefits.

         Base Salary. Base salaries for its executive officers are designed to attract and retain superior, high-performing individuals. As such, eUniverse believes its base salaries for executive positions are, and should be, equal to or greater than those of comparable Internet-based companies.

         Stock Awards Plan. The Compensation Committee believes strongly that stock ownership by management and stock-based performance compensation arrangements are beneficial in aligning management's and stockholders' interests in the enhancement of stockholders' return. To this end, the Compensation Committee grants to key executives stock options which generally vest under the 1999 Stock Awards Plan (i.e., become exercisable) over a three-year period following the date of grant as follows: 33 1/3% on the first anniversary; 1/12% each quarter thereafter. Options granted at the current market price to executives under eUniverse's 1999 Stock Awards Plan have a term of ten years from the date of grant, and subject to the above vesting restrictions, may be exercised at any time during such term. eUniverse's 1999 Stock Awards Plan (the "1999 Plan"), which is administered by the Compensation Committee, is to be submitted for approval by the stockholders at the 2000 Annual Meeting. Options were granted at an exercise price of $9.50 per share upon the approval of eUniverse's full Board of Directors to Brad D. Greenspan, Charles Beilman and William R. Wagner on June 15, 1999 and to James Haiduck on June 17, 1999. Options were granted at an exercise price of $8.25 per share upon the approval of eUniverse's full Board of Directors to Stephen D. Sellers on August 31, 1999. These options held by these Named Executive Officers were repriced to $6.00 per share on September 15, 1999 due to a decrease in the fair market price of eUniverse's common stock, upon the approval of the full Board of Directors. Additionally, the number of options granted to Messrs. Greenspan, Beilman, Wagner, Haiduck and Sellers was decreased by 15%. The vesting terms remained the same, except that the effective date of the beginning of the vesting period was changed to September 15, 1999. See table entitled "Option Grants in Last Fiscal Year" below summarizing options granted to each Named Executive Officer and vesting terms of such options.

         Benefits. The benefits available to executive officers are the same as those afforded to all full-time employees. In general, they are the standard protection against financial catastrophe that can result from personal or family illness, disability, or death. eUniverse's medical, dental, and disability plans provide all employees with the protection and peace of mind necessary to devote their full attention to achievement of eUniverse's objectives.

CHIEF EXECUTIVE OFFICER COMPENSATION

         The Compensation Committee determined the components of Mr. Silvas' fiscal year 2000 compensation as follows:

         Base Salary. Mr. Silvas' base salary of $200,000 was not increased from the date he joined eUniverse, April 14, 1999.

         Stock Awards Plan. eUniverse issued to Mr. Silvas 200,000 shares of common stock of eUniverse as partial consideration for entering into a letter agreement with Palisades Capital, Inc. as of January 21, 1999 in which he agreed to become CEO of eUniverse following the acquisition of CD Universe, Inc. and in consideration of consulting services performed on behalf of eUniverse prior to the date of the CD Universe acquisition. The letter agreement was subsequently superceded by the employment agreement. As additional consideration for his employment, commitment and consulting services, Mr. Silvas was granted to options to purchase 825,000 shares of common stock of eUniverse at an exercise of $3.00 per share, which options vest and become exercisable as follows: 91,667 of the options were immediately vested and fully exercisable on April 14, 1999 and 66,667 options vest and become exercisable on the 22nd of each July, October, January and April thereafter through January 22, 2002 or until Mr. Silvas is no longer employed by eUniverse. Upon a 50% or greater change in ownership control in eUniverse or a disposition of all or substantially all of the assets of eUniverse, all of the unvested stock options granted to Mr. Silvas vest immediately. As a member of the

Compensation Committee, Mr. Silvas participates in reviewing his annual salary and setting his bonus, subject to the review and approval of the Board of Directors. Mr. Silvas terminated his contract with eUniverse as Chief Executive Officer and President as of July 21, 2000.

         Benefits. Mr. Silvas was provided benefits under eUniverse's medical, dental, and disability plans consistent with those provided to other full-time employees.

OTHER EXECUTIVE OFFICERS

         The compensation plans of most of eUniverse's other executive officers, including the persons listed in the Summary Compensation Table on page 15, provide for a base salary, option grants under eUniverse's 1999 Stock Awards Plan, and access to eUniverse's standard employee benefit plans.

SUBMITTED BY THE COMPENSATION COMMITTEE OF eUNIVERSE'S BOARD OF DIRECTORS:

             Brad D. Greenspan, Leland N. Silvas and Daniel Mosher.

EMPLOYMENT AGREEMENTS

         As of April 14, 1999, eUniverse entered into an employment agreement with Leland Silvas, Chief Executive Officer and President. The contract with Mr. Silvas is for an initial term expiring April 30, 2000 and automatically renews for additional one-year periods unless terminated on three months notice. eUniverse may terminate Mr. Silvas' employment for cause and upon death or disability. Mr. Silvas may terminate his employment with eUniverse upon 45 days prior written notice in the event (1) any duty assigned to Mr. Silvas is inconsistent with his positions and the assignment continues for ten days; (2) eUniverse fails to pay for a period of ten days after the due date any compensation owed to Mr. Silvas; and (3) of any purported termination by eUniverse except for cause, death or disability. The Silvas contract stipulates an annual base salary of $200,000, to be reviewed annually, with a bonus opportunity of up to 50% of base salary upon achievement of goals determined by the Compensation Committee of the Board of Directors. eUniverse issued to Mr. Silvas 200,000 shares of common stock of eUniverse as partial consideration for entering into a letter agreement with Palisades Capital, Inc. as of January 21, 1999 in which he agreed to become CEO of eUniverse following the acquisition of CD Universe, Inc. and in consideration of consulting services performed on behalf of eUniverse prior to the date of the CD Universe acquisition. The letter agreement was subsequently superceded by the employment agreement. As additional consideration for his employment, commitment and consulting services, Mr. Silvas was granted to options to purchase 825,000 shares of common stock of eUniverse at an exercise of $3.00 per share, which options vest and become exercisable as follows: 91,667 of the options were immediately vested and fully exercisable on April 14, 1999 and 66,667 options vest and become exercisable on the 22nd of each July, October, January and April thereafter through January 22, 2002 or until Mr. Silvas is no longer employed by eUniverse. Upon a 50% or greater change in ownership control in eUniverse or a disposition of all or substantially all of the assets of eUniverse, all of the unvested stock options granted to Mr. Silvas vest immediately. Mr. Silvas resigned as Chief Executive Officer and President on July 21, 2000.

         As of April 5, 1999, eUniverse entered into an employment agreement with William R. Wagner, employing him as Chief Financial Officer of eUniverse. As of April 14, 1999, the Board of Directors of eUniverse also appointed Mr. Wagner as Vice President and Secretary of eUniverse. The contract with Mr. Wagner is for an indefinite term, subject to termination on three months notice, and stipulates an annual salary of $125,000. As additional consideration for his employment, Mr. Wagner was granted options to purchase 100,000 shares of common stock at an exercise price of $3.00 per share under the Stock Option Plan. These options vest in 1/12 increments every three months beginning July 5, 1999 until the earlier of April 6, 2002 or until Mr. Wagner is no longer employed by eUniverse. On June 15, 1999, Mr. Wagner was granted options to purchase 50,000 shares at an exercise price of $9.50 per share. These options were canceled and repriced on September 15, 1999. On September 15, 1999 Mr. Wagner was granted options to purchase 42,500 shares of common stock at an exercise price of $6.00 under the Stock Option Plan, which vest and become exercisable as follows:
14,167 one year from September 15, 1999 and 1/12 of the remaining option shares each quarter thereafter until all 42,500 option shares are vested or until Mr. Wagner is no longer employed by eUniverse. Upon a 50% or greater change in ownership control in eUniverse or a disposition of all or substantially all of the assets of eUniverse, all of the unvested stock options granted to Mr. Wagner vest immediately. On an annual basis, eUniverse reviews Mr. Wagner's performance and other relevant factors relating to salary, and at the time of the review, his salary may be increased as determined in the sole discretion of the Compensation Committee of the Board of Directors of eUniverse.

         eUniverse's subsidiary, CD Universe, Inc., entered into an employment contract with Mr. Beilman as of October 1, 1998 for an initial period of three years, subject to termination on ten days notice, and stipulates an annual compensation of $135,000. On September 15, 1999 Mr. Beilman was granted options to purchase 75,000 shares of common stock at an exercise price of $6.00 per share under the 1999 Stock Awards Plan. Mr. Beilman's employment with eUniverse terminated on July 31, 2000.

         Effective August 1, 1999, eUniverse entered into a contract with James Haiduck, Vice President of Sales. The contract with Mr. Haiduck is for an initial term of one year and stipulates an annual salary of $108,000 and options to purchase 170,000 shares of common stock at an exercise price of $6.00 per share. These options vest as follows: 14,167 vest on the last day of each January, April, July and October, commencing on October 31, 1999 and continuing until the first to occur of (i) all 170,000 of said options have vested, or (ii) Mr. Haiduck is no longer employed by eUniverse. Upon a 50% or greater change in ownership control in eUniverse or a disposition of all or substantially all of the assets of eUniverse, all of the unvested stock options granted to Mr. Haiduck vest immediately. On an annual basis, eUniverse reviews Mr. Haiduck's performance and other relevant factors relating to salary, and at the time of the review, his salary may be increased as determined in the sole discretion of the Compensation Committee of the Board of Directors of eUniverse. Mr. Haiduck's employment contract may be terminated by either party upon 30 days written notice. Mr. Haiduck resigned his position with eUniverse on July 31, 2000 to pursue other business opportunities.

         In conjunction with the acquisition of Big Network, eUniverse entered into an employment agreement with Mr. Stephen D. Sellers, Vice President of Business Development. The contract is for an initial term of 12 months from August 31, 1999, and stipulates an annual salary of $96,000. Mr. Sellers was granted options to purchase 255,000 shares at an exercise price of $6.00 per share. These vest in 1/12 increments every three months beginning December 16, 1999. On an annual basis, eUniverse reviews Mr. Sellers' performance and other relevant factors relating to salary, and at the time of the review, Mr. Sellers' salary may be increased as determined in the sole discretion of the Compensation Committee of the Board of Directors of eUniverse. eUniverse may terminate Mr. Sellers' employment for cause and upon death or disability. If eUniverse terminates Mr. Sellers other than for cause, the terminated executive shall be entitled to receive the remainder of his compensation due under his employment agreement for its initial one-year term. However, if a registration statement registering any shares of common stock owned by the terminated executive has been filed with the Securities and Exchange Commission, and the registration statement has become effective prior to the termination of the executive by eUniverse without cause, the terminated executive shall not receive any remaining compensation. Mr. Sellers resigned his employment with eUniverse on August 31, 2000 to pursue other business opportunities.

         The table below summarizes the compensation to be paid to our Chairman of the Board, Chief Executive Officer and our four other most highly compensated Executive Officers under agreements for services rendered to eUniverse in all capacities for the fiscal year ended March 31, 2000. These executives are referred to as the Named Executive Officers elsewhere in this Proxy Statement.

                           SUMMARY COMPENSATION TABLE

                                            ANNUAL COMPENSATION                       LONG TERM COMPENSATION
                                                                        ----------------------------------------------
                                                                                 AWARDS                PAYOUTS
                                                                        ------------------------       -------
                                                         OTHER ANNUAL   RESTRICTED    SECURITIES    LTIP     ALL OTHER
                             FISCAL   SALARY    BONUS    COMPENSATION   STOCK AWARD   UNDERLYING   PAYOUTS  COMPENSATION
NAME AND PRINCIPAL POSITION   YEAR      ($)      ($)        ($)            ($)        OPTIONS #      ($)        ($)
---------------------------    ----    ------    -----   ------------   -----------   ----------   -------  ----------
Brad D. Greenspan ..........   2000      --       --        50,000(3)      --            --          --         --
  Chairman of the Board
Leland Silvas ..............   2000    200,000    --         6,307(1)       --          291,668(2)    --         --
  President, Chief Executive
  Officer and Director
Charles Beilman(4) .........   2000    135,000    --        --             --            --          --         --
  Vice President               1999     77,250    --        91,711         --            --          --         --
  Special Projects and
  Director
William R. Wagner ..........   2000    125,000    --        --             --          24,999(2)     --         --
  Chief Financial Officer
James Haiduck ..............   2000    108,000    --        --             --          50,000        --         --
  Vice President Sales
Stephen D. Sellers .........   2000     96,000    --        --             --          42,500        --         --
  Vice President
  Business Development

----------------------

     Note 1: Mr. Silvas was issued 200,000 shares in conjunction with his employment with eUniverse. These have been valued at $.315 per share, based upon the initial capitalization of Entertainment Universe.

     Note 2: Option shares are represented as those options that are exercisable within 60 days after December 27, 1999. The same options are shown in the following table in their vested and unvested entirety.

     Note 3: Mr. Greenspan receives non-employee compensation as a consultant to eUniverse. His compensation was increased to $120,000 on January 1, 2000.

     Note 4: The compensation paid to Mr. Beilman in 1999 was paid by CD Universe to Mr. Beilman in his capacity as Chief Executive Officer and President of CD Universe.

         As of the date of this Proxy Statement, our current executive officers are:

                                                                                            EXECUTIVE
         NAME              AGE          PRINCIPAL OCCUPATION                                OFFICER SINCE
Brad D. Greenspan          27           Chairman of the Board  of Directors                 April 14, 1999
Brett Brewer               28           Co-President                                        August 29, 2000
Shawn Gold                 35           Co-President                                        August 29, 2000
William R. Wagner          53           Vice President, Chief Financial Officer             April 14, 1999
                                        and Secretary

Messrs. Silvas, Haiduck and Sellers resigned their positions with eUniverse on July 21, 2000, July 31, 2000 and August 31, 2000, respectively, to pursue other business opportunities.

         The following table summarizes the option grants to the Named Executive Officers in the last fiscal year:

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                     INDIVIDUAL GRANTS

                                                         PERCENT OF
                                                           TOTAL                             POTENTIAL REALIZABLE VALUE
                                                          OPTIONS                              AT ASSUMED ANNUAL RATES
                                         NUMBER OF       GRANTED TO                          OF STOCK PRICE APRECIATION
                                         SECURITIES       EMPLOYEES    EXERCISE                    FOR OPTION TERM
                                         UNDERLYING       IN FISCAL     PRICE    EXPIRATION   ------------------------
    NAME AND PRINCIPAL POSITION       OPTIONS GRANTED       YEAR       $/SHARE      DATE           5%         10%
    ---------------------------       ---------------       ----       -------      ----           --         ---
Brad D. Greenspan.....................    340,000(1)         14.0%      $6.00       9/15/09   $ 3,502,000  $ 6,766,000
  Chairman of the Board of Directors
Leland Silvas..........................   825,000(2)         28.8%      $3.00       4/22/09   $10,972,500  $18,892,500
  President, Chief Executive Officer
  and Director
Charles Beilman........................    63,750(1)          2.6%      $6.00       9/15/09   $   656,625  $ 1,268,625
  Vice President, Special Projects
  and Director
William R. Wagner......................   142,500(2)          5.2%      $3.00       9/15/09   $ 1,867,750  $ 3,135,750
  Vice President,                                                         to
  Chief Financial Officer and Secretary                                 $6.00
James Haiduck..........................   170,000(2)          7.0%      $6.00       8/01/09   $ 1,751,000  $ 3,383,000
  Vice President Sales
Stephen D. Sellers.....................   255,000(2)         10.5%      $6.00       9/01/09   $ 2,626,500  $ 5,074,500
  Vice President, Business Affairs
  and Business Development

----------------------------------

     Note 1: One third of the options vest and are exercisable one year from the date of grant. Thereafter, one twelfth of the options vest and are exercisable each three months until all optioned shares are vested.

     Note 2: These options vest and are exercisable as described in the section above entitled "Employment Agreements".

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                    FISCAL YEAR-END OPTION VALUES/SAR VALUES

                                                               NUMBER OF
                                                               SECURITIES
                                                               UNDERLYING         VALUE OF
                                       SHARES                 UNEXERCISED        UNEXERCISED
                                      ACQUIRED                OPTIONS/SARS      IN-THE-MONEY
                                     ON EXERCISE    VALUE      AT FISCAL       OPTIONS/SARS AT
NAME                                     (#)       REALIZED   YEAR-END (#)   FISCAL YEAR-END ($)
----                                     ---       --------   ------------   -------------------
Brad D. Greenspan..................     --           --         340,000          $1,020,000
Leland N. Silvas...................     --           --         825,000          $4,950,000
Charles Beilman....................     --           --          63,750          $  191,250
William R. Wagner..................     --           --         142,500          $  727,500
James Haiduck......................     --           --         170,000          $  510,000
Stephen D. Sellers.................     --           --         255,000          $  765,000

                                PERFORMANCE GRAPH

         The following graph compares the yearly percentage change in eUniverse's cumulative total stockholder return on eUniverse's common stock to the cumulative total return index of the Nasdaq Stock Market for the period beginning April 14, 1999 to March 31, 2000. Motorcycle Centers had no operations prior to that so we believe that any stock performance data prior to April 14 would not be meaningful. The graph assumes that the value of the investment in the Company's common stock and the comparison index was $100 on April 14, 1999 and assumes the reinvestment of dividends. The Company has never declared a dividend on its common stock of the Company. The stock price performance depicted in the graph below is not necessarily indicative of future price performance.

                             [PERFORMANCE GRAPH]


               4/15/99               3/31/00
Na               100                   181
eUn              100                    56

                          ITEM 2. APPROVAL OF AUDITORS

         Subject to stockholder ratification, the Board of Directors, upon recommendation of the Audit Committee, has reappointed the firm of Merdinger, Fruchter, Rosen & Corso, P.C., independent auditors, to audit the consolidated financial statements for the fiscal year ending March 31, 2000. Merdinger, Fruchter, Rosen & Corso, P.C. has served as the Company's independent auditors since April 29, 1999. The Board of Directors, in its discretion, upon recommendation of the Audit Committee, may direct appointment of new independent auditors at any time during the year, if the Board of Directors feels that such a change would be in the best interests of the Company and its stockholders. Representatives of Merdinger, Fruchter, Rosen & Corso, P.C. are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and be available to respond to questions.

 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" SUCH RATIFICATION AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.
   IF THE STOCKHOLDERS DO NOT RATIFY THIS APPOINTMENT, OTHER CERTIFIED PUBLIC ACCOUNTANTS WILL BE APPOINTED BY THE BOARD UPON RECOMMENDATION OF THE AUDIT
                                   COMMITTEE.

                   ITEM 3. APPROVAL OF 1999 STOCK AWARDS PLAN

         On June 14, 1999, the Board of Directors adopted the eUniverse 1999 Stock Awards Plan (the "Plan") attached hereto as Appendix B, and reserved 5,000,000 shares of common stock for issuance thereunder, subject to stockholder approval. On September 18, 2000, the Board of Directors reserved an additional 4,000,000 shares of common stock for issuance under the Plan. The Board of Directors joins with eUniverse 's management in asking for your support of this proposal. Competition for key employees is very intense and to secure top talent, eUniverse needs to have competitive compensation programs, including equity-based awards. The use of stock options and other stock awards among Internet based companies is widely prevalent and continues to increase. The Plan is integral to eUniverse 's compensation strategies and programs, and with stockholder approval of the Plan, eUniverse expects to continue its efforts to expand the use of stock options, particularly among non-executive employees with critical skills.

         The Plan provides for the grant of stock options, stock appreciation rights ("SARs") and restricted stock (collectively, "Awards") with respect to up to 9,000,000 shares of eUniverse's common stock. Awards under the Plan may be granted to employees, directors or consultants of eUniverse or its affiliates, provided that consultants shall not have provided services in connection with the offer or sale of securities in a capital-raising transaction.

         As of September 30, 2000, 5,063,873 options have been issued under the Plan.

         The Plan is administered by the Compensation Committee of the Board of Directors ("Committee"). The Committee has the authority, in its sole discretion, to select participants, to make awards in the form and amount it desires, to impose limitations, restrictions and conditions on the awards granted and the exercise of the grants not otherwise inconsistent with the terms of the Plan, and to interpret the Plan. The selection of Directors as participants and the terms of their awards are determined, however, by vote of the Board of Directors as a whole instead of by the Compensation Committee.

         The terms of the Plan permit the Committee to make stock option grants which may be Incentive Stock Options within the meaning of Section 422 of the Internal Revenue Code or other forms of nonqualified stock options as the Committee may determine. The exercise price of the options granted under the Plan is determined by the Committee, provided that the exercise price of Incentive Stock Options must be at not less than 100 percent of the fair market value of the common stock on the date of grant. The vesting schedule and term of each option is set by the Committee, provided that the term of Incentive Stock Options shall not be more than 10 years. Options may be exercised in whole or in part during the term of the grant in cash, common stock with fair market value on the date of delivery equal to the aggregate exercise price, a combination of cash and common stock, or other consideration determined by the Committee pursuant to the Plan.

         The Plan also permits the Committee to grant SARs, subject to the shares remaining available under the Plan, on terms and conditions not inconsistent with the terms of the Plan at not less than 100 percent of the fair market value of the common stock on the date of grant. SARs may be issued in tandem with an option. The amount payable by eUniverse must be paid in common stock valued at the fair market value on the date of exercise, cash, or a combination of both.

         In addition, the Plan permits the Committee to issue restricted stock on the terms and conditions as the Committee may determine not inconsistent with the terms of the Plan.

         All awards made by the committee shall be made by written agreement, which in the case of Incentive Stock Options shall contain terms and conditions that are consistent with Section 422 of the Internal Revenue Code. Generally no award made under the Plan shall be transferable by a participant except by will or pursuant to the laws of descent and distribution or a qualified domestic relations order as defined by the Employee Retirement Income Security Act of 1974, as amended. The Committee has the power to withhold taxes or require participants to remit to eUniverse amounts as required to satisfy tax withholding obligations either in cash or common stock or a combination of both.

         Awards are subject to adjustment to reflect any changes in the outstanding common stock or other changes affecting shares, including adjustments in the number of shares available for issuance, shares covered by an outstanding Award, or adjustments in price that become necessary to prevent a dilution or enlargement of benefits or potential benefits under the Plan.

         The Plan will terminate on April 15, 2009. The Board of Directors or the Committee may amend or terminate the Plan, provided, however, that the amendment or termination shall be subject to stockholder approval to the extent required by law or the rules of any stock exchanges on which the common stock is listed.

  THE eUNIVERSE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ITEM 3.

                  ITEM 4. APPROVAL OF THE AGREEMENT AND PLAN OF
                  MERGER AND A CHANGE IN THE COMPANY'S STATE OF
                      INCORPORATION FROM NEVADA TO DELAWARE

INTRODUCTION

         At the Annual Meeting, the stockholders of the Company will consider and vote upon a proposal to change the state of incorporation of the Company from Nevada to Delaware (the "Reincorporation") by adoption of the Agreement and Plan of Merger ("Merger Agreement") attached hereto as Appendix C. Stockholder approval of the Reincorporation will constitute approval of (i) the Merger Agreement and all transactions relating to it; (ii) the Certificate of Incorporation and the Bylaws of eUniverse (DE), Inc. ("EUI-DE"); (iii) the authorization of 40,000,000 shares of Preferred Stock, and (iv) the change of the name of the surviving corporation from "eUniverse (DE), Inc." to "eUniverse, Inc."

         The following discussion summarizes certain aspects of the Reincorporation. The summary is not intended to be complete and is qualified in its entirety by reference to the Merger Agreement and to the Certificate of Incorporation and the Bylaws of EUI-DE, attached hereto as Appendices D and E, respectively.

GENERAL

         The Board of Directors of the Company has proposed that the state of incorporation of the Company currently be changed to Delaware. Such change is proposed to be effected by the Merger Agreement. The Merger Agreement provides for the merger of the Company with and into EUI-DE, a Delaware corporation, which is a wholly-owned subsidiary of the Company, with EUI-DE being the surviving corporation. This Reincorporation will, in effect, cause the Company to be reincorporated in Delaware.

         On the effective date of the Reincorporation, EUI-DE will succeed to all of the assets, liabilities and business of the Company and will possess all of the rights and powers of the Company. The business of the Company will continue to operate under the new corporate name, "eUniverse, Inc." The officers and directors of EUI-DE will be the current officers and directors of the Company, subject to the election of new directors as set forth in Item 1 above.

         Except as described below, stockholders of EUI-DE, as stockholders of a Delaware corporation, will, in general, have the same rights that they possess as stockholders of the Company, a Nevada corporation, although certain changes are inherent in being incorporated in Delaware rather than in Nevada. A summary of these changes, as they might affect the stockholders, are discussed below in the section entitled "Summary of Significant Differences Between Delaware and Nevada Corporate Laws."

         In addition, in connection with the Reincorporation, EUI-DE will adopt the Certificate of Incorporation (the "Certificate of Incorporation" or the "Certificate") and the Bylaws, attached as

Appendices D and E to this Proxy Statement. Approval of the Merger Agreement by the stockholders will also constitute approval of the Certificate of Incorporation and the Bylaws of EUI-DE. See "Change in the Company's Charter and Bylaws to be Effected by the Reincorporation."

         The Agreement of Merger will be terminated if it is not approved by the stockholders or if certain other conditions are not met.

         On the effective date of the Reincorporation, each issued and outstanding share of Common Stock will be converted automatically into one (1) share of common stock, $.001 par value per share of EUI-DE ("EUI-DE Common Stock"); each issued and outstanding share of the Company's Preferred Stock, $0.10 par value, will be converted automatically into one (1) share of preferred stock, $0.10 par value per share of EUI-DE; and each issued and outstanding option and warrant of the Company will be converted automatically into one (1) option or warrant, as the case may be, of EUI-DE. The substance of each Stockholder's ownership interest in the Company will not undergo material change as a result of the Reincorporation.

EXCHANGE OF CERTIFICATES

         Stockholders may, but are not required to, surrender their present Common Stock certificates so that replacement certificates representing shares of EUI-DE Common Stock may be issued in exchange therefor. After the Reincorporation, certificates representing Common Stock of the Company will constitute "good delivery" in connection with sales through a broker, or otherwise, of shares of EUI-DE Common Stock. Corporate Stock Transfer, Inc., the Company's transfer agent, will act as transfer agent for EUI-DE after the Reincorporation. Stockholders should not hesitate to consult their stockbrokers or the Company with respect to any questions regarding the mechanics of such transactions.

AMENDMENT

         The Merger Agreement provides that it may be amended at any time, whether before or after approval by the stockholders of the Merger Agreement, by agreement of the Boards of Directors of the Company and EUI-DE, subject to any restrictions imposed by the laws of Nevada and Delaware, respectively. Delaware law will not permit an amendment to the Merger Agreement, absent stockholder approval, if such amendment would adversely affect the holders of any class of stock of either the Company or EUI-DE. The Company's Directors do not intend to make any material amendment to the Merger Agreement, nor do they intend to amend the Certificate of Incorporation or the Bylaws of EUI-DE should the Reincorporation be approved by the Company's stockholders.

REASONS FOR AND ADVANTAGES OF REINCORPORATION IN DELAWARE

         The proposal to reincorporate in Delaware is made for several reasons. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware. Furthermore, the Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations, thereby providing greater predictability and stability with respect to legal affairs.

         Delaware law permits a corporation to adopt a number of measures, through amendment of the corporate certificate of incorporation or bylaws or otherwise, designed to reduce a corporation's vulnerability to unsolicited takeover attempts. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to such defensive measures with respect to the conduct of the Board of Directors under the business judgment rule with respect to unsolicited takeover attempts. The Company's current Articles of Incorporation do not include such "anti-takeover" provisions. See "Change in Company's Charter and Bylaws to be Effected by the Reincorporation." The Company's Board of Directors has no present intention following the Reincorporation in Delaware to amend the Certificate of Incorporation of EUI-DE or the Bylaws of EUI-DE to include any additional provisions which might deter an unsolicited takeover attempt. However, in the discharge of its fiduciary obligations to the stockholders, the Board of Directors may consider in the future certain anti-takeover strategies which may enhance the Board of Directors' ability to negotiate with an unsolicited bidder. Further, Section 203 of the Delaware General Corporation Law ("DGCL") provides somewhat different protections to an incumbent Board of Directors than available under Nevada General Corporation Laws ("NGCL"). See "Comparative Rights of Stockholders-Business Combinations."

         In the opinion of the Board of Directors, such latitude affords Delaware corporations more opportunities to raise capital. The procedures and degree of stockholder approval required for Delaware corporations for the authorization of additional shares of stock, and for approval of certain mergers and other transactions, present fewer practical impediments to the capital raising process than those which apply to Nevada corporations. For example, a Delaware corporation has greater flexibility in declaring dividends, which can aid a corporation in marketing various classes or series of dividend paying securities. Under the DGCL, dividends may be paid out of surplus, or if there is no surplus, out of net profits from the corporation's previous fiscal year or the fiscal year in which the dividend is declared, or both, so long as there remains in the stated capital account an amount equal to the par value represented by all shares of the corporation's stock, if any, having a preference upon the distribution of assets. Under the NGCL, dividends may be paid by the corporation unless after giving effect to the distribution, the corporation would not be able to pay its debts as they come due in the usual course of business, or (unless the corporation's articles of incorporation permit otherwise) the corporation's total assets would be less than the sum of its total liabilities, plus amounts payable in dissolution to holders of shares carrying a liquidation preference over the class of shares to which a dividend is declared. These and other differences between the NGCL and the DGCL are more fully explained below in the section entitled "Summary of Other Significant Differences between Delaware and Nevada Corporate Laws."

         In the Board of Directors' opinion, underwriters and other members of the financial services industry may be more willing and better able to assist in capital raising programs for corporations having the greater flexibility reflected in the example mentioned.

DISADVANTAGES OF REINCORPORATION IN DELAWARE

         Despite the belief of the Board of Directors of the Company as to the benefits and advantages of reincorporation in Delaware, some stockholders may find the Reincorporation disadvantageous for several reasons. As discussed below, the DGCL, unlike any applicable provision of the NGCL, contains a statutory provision intended to discourage certain takeover attempts of Delaware corporations which are not approved by the Board of Directors. This anti-takeover provision could have the effect of lessening the possibility that stockholders of EUI-DE would be able to receive a premium above market value for their shares in the event of a takeover. This provision could also have an adverse effect on the market value of the shares of EUI-DE Common Stock. To the extent that this provision may restrict or discourage takeover attempts, it may render less likely a takeover opposed by the Company's Board of Directors and may make removal of the Board of Directors or management less likely as well.

         As further discussed below, the Certificate of Incorporation of EUI-DE will contain a provision limiting director liability under certain circumstances and the Bylaws of EUI-DE will contain provisions relating to indemnification of directors and officers. The inclusion of these provisions could operate to the potential disadvantage of the stockholders of EUI-DE. For example, their inclusion may have the effect of reducing the likelihood of EUI-DE's recovering monetary damages from directors as a result of derivative litigation against directors for breach of their duty of care, even though such an action, if successful, might otherwise have benefited EUI-DE and its stockholders. In addition, if the Reincorporation is effected and the limitation on liability provision is part of the Certificate of Incorporation of EUI-DE, the stockholders of EUI-DE will forego potential causes of action for breach of duty of care involving grossly negligent business decisions, including those relating to attempts to change control of EUI-DE. These provisions are not substantially different from protections available to an incumbent Board of Directors under the NGCL and the Company's Bylaws, and Certificate of Incorporation.

         Except as contemplated by the Merger Agreement, the Reincorporation will not result in any change in the physical location, business, management, assets, liabilities or net worth of the Company. Upon completion of the Reincorporation, the authorized capital stock of EUI-DE will consist of 250,000,000 shares of common stock, $.001 par value, and 40,000,000 shares of preferred stock, $.001 par value.

         The EUI-DE Common Stock initially will be listed on the Nasdaq Small Cap Market, as the Company's Common Stock is presently. At a later date, and subject to EUI-DE meeting qualification requirements, management may seek trading privileges on the Nasdaq National Market. However, at the present time the Company does not meet, and, as of the effective date of the Reincorporation, EUI-DE is not expected to meet, trading requirements for the Nasdaq National Market.

INDEMNIFICATION AND DIRECTORS' LIABILITY

         The Company's Articles of Incorporation and Bylaws contain provisions intended to eliminate the liability of the Company's directors for monetary damages and to require the Company to indemnify its officers and directors (and to permit the Company to similarly indemnify key employees, in the discretion of the Board of Directors), in each case, to the maximum extent permitted by the NGCL. The EUI-DE Certificate of Incorporation and Bylaws adopted in connection with the Reincorporation will contain similar provisions to the maximum extent permitted by the DGCL. For a comparison of the NGCL and the DGCL, see "Comparative Rights of Stockholders - Limitation of Liability of Directors" and "- Indemnification of Directors and Officers."

DESCRIPTION OF EUI-DE CAPITAL STOCK

AUTHORIZED CAPITAL STOCK

         EUI-DE's authorized capital stock presently consists of (i) 250,000,000 authorized shares of common stock, $.001 par value, of which one share is issued and outstanding and is owned by the Company, and (ii) 40,000,000 authorized shares of preferred stock, $.10 par value ("EUI-DE Preferred Stock"). All of the shares of EUI-DE Common Stock and EUI-DE Preferred Stock issued in connection with the Reincorporation will be validly issued, fully paid and non-assessable.

EUI-DE COMMON STOCK

         The holders of EUI-DE Common Stock will be entitled to one (1) vote for each share on all matters voted on by stockholders, including the election of directors, and holders of EUI-DE Preferred Stock will be entitled to vote, with the common stockholders as a single class, on all matters voted on by stockholders on an as converted basis. The holders of EUI-DE Common Stock will not have any cumulative voting, conversion, redemption or preemptive rights. Subject to any preferential rights of any outstanding series of EUI-DE Preferred Stock designated by the EUI-DE Board of Directors from time to time, the holders of EUI-DE Common Stock will be entitled to such dividends as may be declared from time to time by the EUI-DE Board of Directors from funds available therefor, and upon liquidation will be entitled to receive pro rata all assets of EUI-DE available for distribution to such holders.

COMPARATIVE RIGHTS OF STOCKHOLDERS

GENERAL

         As a result of the Reincorporation, holders of Company Common Stock will become stockholders of EUI-DE and the rights of all such former Company stockholders will thereafter be governed by the EUI-DE Certificate, the EUI-DE Bylaws and the DGCL. The rights of the holders of Company Common Stock are presently governed by the articles of incorporation of the Company (the "Company Articles"), the bylaws of the Company (the "Company Bylaws") and the NGCL.

         The following summary, which does not purport to be a complete statement of the general differences among the rights of the stockholders of EUI-DE and the Company sets forth certain differences between the DGCL and the NGCL, between the EUI-DE Certificate and the Company Articles, and between the EUI-DE Bylaws and the Company's Bylaws. This summary is qualified in its entirety by reference to the full text of each of such documents, the DGCL and the NGCL.

NUMBER OF DIRECTORS; REMOVAL; FILLING VACANCIES

         The EUI-DE Bylaws will provide that, subject to any rights of holders of EUI-DE Preferred Stock, the number of directors will be fixed from time to time by action of not less than a majority of the EUI-DE Board then in office, but in no event shall the number of directors be less than one (1) nor more than nine (9). In addition, the EUI-DE Certificate will provide that, subject to any rights of holders of EUI-DE Preferred Stock, any vacancies (including newly-created directorships) will be filled only by the affirmative vote of a majority of the remaining directors, though less than a quorum. Directors appointed to fill vacancies created by the resignation or termination of a director will serve the remainder of the term of the resigning or terminated director. Accordingly, the EUI-DE Board could prevent any stockholder from enlarging the EUI-DE Board and filling the new directorships with such stockholder's own nominees.

         Under the DGCL, any director or the entire board of directors generally may be removed with or without cause by the holders of a majority of the shares entitled to vote at an election of directors. The EUI-DE Certificate will provide that directors may be removed only for cause and only upon the affirmative vote of holders of at least a majority of the voting power of all the then outstanding shares of stock entitled to vote generally in the election of directors ("Voting Stock"), voting together as a single class, subject to any rights of holders of EUI-DE Preferred Stock.

         Under the NGCL, stockholders may remove one or more directors, with or without cause, unless the articles of incorporation provide that directors may be removed only with cause, at a meeting of stockholders called expressly at least in part for that purpose, by the vote of the holders of not less than 66 2/3% of the voting power of the Voting Stock, subject to certain restrictions concerning cumulative voting. The Company's current articles of incorporation do not refer to removal of directors. Therefore, any member of the Company's Board of Directors may be removed with or without cause upon a 2/3 vote of the shareholders. However, a Nevada corporation may include in its articles of incorporation a provision requiring the approval of a larger percentage of the stockholders to remove a director.

         Any vacancy in the board of directors may be filled by a majority of the remaining directors, though less than a quorum, even if the vacancy is due to an increase in the number of directors. The Company Bylaws provide that the number of directors shall not be less than one (1) and may from time to time be fixed by either amendment of the Company Articles or in such manner as shall be provided on the Company Bylaws. The Company Bylaws provide that the number of directors shall from time to time be fixed and determined by the vote of a majority of the entire board of directors serving at the time of the vote, provided that the number shall be not less than one (1) nor greater than nine (9). There are currently four (4) members of the Company's Board of Directors. The Company Articles do not permit cumulative voting.

         Under the proposed Bylaws of EUI-DE, newly created directorships resulting from any increase in the number of directors or any vacancies on the Board of Directors may be filled by the affirmative vote of a majority of the directors then in office. In addition, the proposed Bylaws of EUI-DE provide that the directors elected to fill vacancies on the Board of Directors will hold office until the next election of directors. The Company's existing Bylaws provide that vacancies on the Board of Directors may be filled by a majority vote of the remaining members of the Board of Directors.

AMENDMENT OF THE CERTIFICATE OF INCORPORATION AND BYLAWS

         The EUI-DE Certificate will contain provisions requiring the affirmative vote of the holders of at least a majority of the voting power of the Voting Stock, after approval by the EUI-DE Board, to amend certain provisions of the EUI-DE Certificate (including the provisions discussed above relating to directors), or to amend any provision of the EUI-DE Bylaws.

         The NGCL requires most amendments to the articles of incorporation to be approved by the board of directors, then by the vote of the holders of a majority of the Voting Stock, unless the articles of incorporation require a greater percentage of votes. If an amendment would alter any preferences or relative rights of a class or series of outstanding shares, it must be approved by a majority of the outstanding shares of each class or series so affected, regardless of limitations or restrictions on the voting power thereof. The NGCL gives the board of directors the power to make bylaws, subject to any limitations contained in bylaws adopted by the stockholders. The Company Articles do not contain any provisions requiring a greater percentage of votes for amendment. The Company Bylaws may be amended by either the Company's Board of Directors or the Company's stockholders.

BUSINESS COMBINATIONS

         Section 203 of the DGCL provides that, subject to certain exceptions specified therein, a corporation shall not engage in any business combination with any "interested stockholder" for a three-year period following the date that such stockholder becomes an interested stockholder unless (i) prior to such date, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding shares held by directors who are also officers and employee stock purchase plans in which employee participants do not have the right to determine confidentially whether plan shares will be tendered in a tender or exchange offer) or (iii) on or subsequent to such date, the business combination is approved by the board of directors of the corporation and by the affirmative vote at an annual or special meeting, and not by written consent, of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder. Except as specified in Section 203 of the DGCL, an interested stockholder is defined to include (a) any person that is the owner of 15% or more of the outstanding voting stock of the corporation or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation, at any time within three years immediately prior to the relevant date and (b) the affiliates and associates of any such person.

         Under certain circumstances, Section 203 of the DGCL may make it more difficult for a person who would be an "interested stockholder" to effect various business combinations with a corporation for a three-year period, although the corporation's certificate of incorporation or stockholders may elect to exclude a corporation from the restrictions imposed thereunder. The EUI-DE Certificate does not exclude EUI-DE from the restrictions imposed under
Section 203 of the DGCL. It is anticipated that the provisions of Section 203 of the DGCL may encourage companies interested in acquiring EUI-DE to negotiate in advance with the EUI-DE Board, since the stockholder approval requirement would be avoided if a majority of the directors then in office approve either the business combination or the transaction which results in the stockholder becoming an interested stockholder.

         The NGCL also prohibits certain business combinations between a corporation and an "interested stockholder" (one beneficially holding, directly or indirectly, at least 10% of the outstanding voting stock) for five years after such person became an interested stockholder unless such interested stockholder, prior to becoming an interested stockholder, obtained the approval of the board of directors of either the business combination or the transaction that resulted in such person becoming an interested stockholder. Notwithstanding the foregoing, the NGCL permits business combinations that meet all requirements of the corporation's articles of incorporation and (i) are approved by the board of directors before the interested stockholder became an interested stockholder (or as to which the purchase of shares made by the interested stockholder had been approved by the board of directors before the date of purchase), (ii) are approved by the affirmative vote of the holders of stock representing a majority of the voting stock (excluding voting stock of the interested stockholder and its affiliates and associates) at a meeting called for such purpose no earlier than five years after the interested stockholder became an interested stockholder, or (iii) the form and amount of consideration to be received by stockholders (excluding the interested stockholder) of the corporation satisfy certain tests and, with limited exceptions, the interested stockholder has not become the beneficial owner of additional voting shares of the corporation after becoming an interested stockholder and before the business combination is consummated. A corporation may expressly exclude itself from application of the foregoing business combination provisions of the NGCL but the Company has not done so.

LIMITATION OF LIABILITY OF DIRECTORS

         Both the NGCL and the DGCL permit a corporation to include a provision in its articles or certificate of incorporation eliminating or limiting the personal liability of a director or officer to the corporation or its stockholders for damages for breach of the director's fiduciary duty. However, no such provision may eliminate or limit the liability of a director: (i) for any breach of the director's duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for declaration of unlawful dividends or illegal redemptions or stock repurchases; or (iv) for any transaction from which the director derived an improper personal benefit. Under the NGCL, a director is not personally liable for monetary damages to any person for his actions as a director unless the director breached his duties by way of: (i) a criminal violation, unless the director has reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful; (ii) a transaction from which the director derived an improper personal benefit; (iii) declaration of unlawful distributions; (iv) in a derivative action, conscious disregard by the director for the best interests of the corporation or willful misconduct by the director; or (v) in a third party action, recklessness or actions or omissions committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety or property.

         The DGCL permits a Delaware corporation to include in its certificate of incorporation a provision which eliminates or limits the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duties as a director. The Company Bylaws include such a provision, and the EUI-DE Certificate will, as set forth below, include such a provision, in each case, to the maximum extent permitted by law.

         The EUI-DE Certificate will provide, that a director or an officer will not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, which concerns unlawful payments of dividends, stock purchases or redemptions or (iv) for any transaction from which the director derived an improper personal benefit.

         While these provisions provide directors with protection from awards for monetary damages for breaches of their duty of care, they do not eliminate such duty. Accordingly, these provisions will have no effect on the availability of equitable remedies such as an injunction or rescission based on a director's breach of his or her duty of care. The NGCL limits a director's liability for monetary damages, except for breach of a director's duties under certain circumstances.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Both the NGCL and the DGCL permit a corporation to indemnify officers, directors, employees and agents for actions taken in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation, and with respect to any criminal action, which they had no reasonable cause to believe was unlawful. Both states' laws provide that a corporation may advance expenses of defense (upon receipt of a written undertaking to reimburse the corporation if indemnification is not appropriate) and must reimburse a successful defendant for expenses, including attorney's fees, actually and reasonably incurred, and both states permit a corporation to purchase and maintain liability insurance for its directors and officers. Both the DGCL and NGCL provide that indemnification may not be made for any claim, issue or matter as to which a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation, unless and only to the extent a court determines that the person is entitled to indemnity for such expenses as the court deems proper.

         However, unlike under Delaware law, Nevada law provides that no indemnification is permitted for criminal violations (unless the director, officer, employee or agent had reasonable cause to believe his conduct was unlawful), transactions in which the director or officer derived an improper personal benefit, declaration of unlawful dividends or, in derivative actions, willful misconduct or conscious disregard for the best interests of the corporation.

         The EUI-DE Bylaws will provide that each person who is involved in any actual or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, will be indemnified by the corporation to the full extent permitted by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said law permitted prior to such amendment) or by other applicable laws then in effect. The indemnification rights to be conferred by the EUI-DE Bylaws are not exclusive of any other right to which a person seeking indemnification may be entitled under any law, bylaw, agreement, vote of stockholders or disinterested directors or otherwise. The Company is, and EUI-DE will be, authorized to purchase and maintain insurance on behalf of its directors, officers, employees and agents.

         Further, the Company may enter into an agreement of indemnification with its directors to provide for indemnification to the fullest extent permitted, as currently provided under NGCL, and under DGCL, if the Company effectuates the Reincorporation.

         The members of the Board of Directors of the Company have a personal interest in seeing that the Reincorporation is effected and that the limitation on liability and indemnification provisions are included as a part of the Certificate of Incorporation and Bylaws of EUI-DE.

CHANGE IN THE COMPANY'S CHARTER AND BYLAWS TO BE EFFECTED BY THE REINCORPORATION

         Approval of the Merger Agreement by the stockholders will also constitute approval of the provisions of the Certificate of Incorporation of EUI-DE (See Appendix "D") and the Bylaws of EUI-DE (See Appendix "E" ). The Certificate of Incorporation and Bylaws of EUI-DE differ from the Company's Articles of Incorporation and Bylaws in certain respects, the most important of which are described below.

AUTHORIZED CAPITAL

         The preferred stock may be issued from time to time in one or more series, and the Board of Directors of EUI-DE, without further approval of its stockholders, is authorized to fix the relative rights, preferences, privileges and restrictions applicable to each series of preferred stock. Such shares of preferred stock, if and when issued, may have rights, powers and preferences superior to those of the EUI-DE Common Stock. The NGCL does not allow for the issuance of "blank check" preferred stock, but requires the Company to amend the articles of incorporation to authorize the issuance of each series of preferred stock. While there are no current plans, commitments or understandings, written or oral, to issue any preferred stock, in the event of any issuances, the holders of EUI-DE Common Stock will not have any preemptive or similar rights to acquire any preferred stock.

SUMMARY OF OTHER SIGNIFICANT DIFFERENCES BETWEEN DELAWARE AND NEVADA CORPORATE LAWS

         The following is a brief summary of other certain material ways in which the NGCL and DGCL differ and does not purport to be a complete statement of such laws.

SPECIAL MEETINGS OF STOCKHOLDERS

         Under the DGCL, a special meeting of stockholders may be called by the corporation's board of directors or by such persons as may be authorized by the corporation's certificate of incorporation or bylaws. The proposed Bylaws of EUI-DE provide that a special meeting may be called at any time by the President, the Chairman of the Board of Directors, or the Board of Directors, and shall be called by the President or the Chairman of the Board of Directors upon the written request of Stockholders of record holding in the aggregate a majority of the outstanding shares of stock of the corporation entitled to vote.

         The NGCL provides that a special meeting of stockholders may be called by: (i) a corporation's board of directors; (ii) the persons authorized by the articles of incorporation or bylaws; or (iii) the holders of not less than 10% of all votes entitled to be cast on any issue to be considered at the proposed special meeting. A corporation's articles of incorporation may require a higher percentage of votes, up to a maximum of 50% to call a special meeting of stockholders. The Company's current Articles of Incorporation do not include any such provision. The current Bylaws of the Company provide that a special meeting of stockholders may be called by the Chairman of the Board of Directors, the Board of Directors, the President, or a majority of the stockholders of record of all shares entitled to vote.

MERGER WITH SUBSIDIARY

         Under the DGCL, a parent corporation may merge into a subsidiary and a subsidiary may merge into its parent, without stockholder approval, where such parent corporation owns at least 90% of the outstanding shares of each class of capital stock of its subsidiary. The NGCL permits such a merger of a subsidiary without stockholder approval if 80% of each class of capital stock of the subsidiary is owned by the parent corporation.

COMMITTEES OF THE BOARD OF DIRECTORS

         The NGCL and DGCL both provide that the board of directors may delegate certain of their duties to one or more committees elected by a majority of the board. A Delaware corporation can delegate to a committee of the board of directors, among other things, the responsibility of nominating candidates for election to the office of director, to fill vacancies on the board of directors, and to reduce earned or capital surplus and authorize the acquisition of the corporation's own stock. Moreover, if either the corporation's certificate of incorporation or bylaws, or the resolution of the board of directors creating the committee so permits, a committee of the board of directors may declare dividends and authorize the issuance of stock. Nevada law places more limitations on the types of activities that can be delegated to committees of the board. Under the NGCL, a committee of the board of directors may not approve or recommend to stockholders actions or proposals required to be approved by the stockholders, fill a vacancy on the board, adopt, amend or repeal the bylaws, authorize the issuance of stock, or authorize the reacquisition of the corporation's own stock.

AMENDMENT OR REPEAL OF THE CERTIFICATE

         Under the DGCL, unless the certificate of incorporation otherwise provides, amendments to the certificate of incorporation generally require the approval of the holders of a majority of the outstanding stock entitled to vote thereon, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of such shares or would adversely affect the rights, powers or preferences of such class or series, a majority of the outstanding stock of such class or series also would have to approve the amendment. The proposed Certificate of Incorporation does not provide otherwise. Except with regard to minor amendments, all amendments to the articles of incorporation of a Nevada corporation must be approved by a majority of all the votes entitled to be cast by each voting group, unless the articles of incorporation require a greater or lesser vote. The Company's current Articles of Incorporation do not provide for a greater or lesser vote. See "Change in the Company's Charter and Bylaws to be Effected by the Reincorporation Merger - Supermajority Required for Amendment."

AMENDMENTS TO BYLAWS

         Under the DGCL, directors may amend the bylaws of a corporation only if such right is expressly conferred upon the directors in its certificate of incorporation. Under the NGCL, a corporation's board of directors may amend or repeal the bylaws unless such power is expressly reserved to the stockholders in the articles of incorporation or under the NGCL, or the stockholders expressly provide in amending or repealing all or any part of the bylaws, that the board of directors may not amend or repeal the affected bylaws. The proposed Certificate of Incorporation permits the Board of Directors to adopt, alter or amend the proposed Bylaws of EUI-DE. The Company's current Bylaws of Incorporation provide the Board of Directors with the authority to adopt, alter or amend the Bylaws.

VOTE REQUIRED FOR MERGERS

         The NGCL provides that the sale, lease, exchange or disposal of all, or substantially all, of the assets of a Nevada corporation, not in the ordinary course of business, as well as any merger, consolidation or share exchange generally must be recommended by the Board of Directors and approved by a vote of a majority of the shares of each class of the stock of the corporation entitled to vote on such matters. Under the NGCL, the vote of the stockholders of a corporation surviving a merger is not required if: (i) the articles of incorporation of the surviving corporation will not substantially differ from its articles of incorporation before the merger; and (ii) each stockholder of the surviving corporation before the effective date will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the merger. The DGCL has a similar provision requiring stockholder approval in the case of the disposition of assets or a merger or a share exchange. However, with respect to mergers which do not require the vote of the corporation's stockholders, the DGCL, unlike the NGCL, also requires that either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger or the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger, plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan, do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

STOCK REDEMPTIONS AND REPURCHASES

         Both Delaware and Nevada corporations may generally purchase or redeem their own shares of capital stock. Under the DGCL, a Delaware corporation may purchase or redeem its own shares of capital stock, except when the capital of the corporation is impaired or when such purchase or redemption would cause any impairment of the capital of the corporation. Subject to any restrictions imposed by its articles of incorporation, a Nevada corporation may make distributions to stockholders, so long as, after giving effect to such distribution: (i) the corporation would be able to pay its debts as they become due in the usual course of business; or (ii) the corporation's total assets would not be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise), the amount that would be needed if the corporation were to be dissolved at the time of the distribution to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

PROXIES

         Under the DGCL, a proxy executed by a stockholder will remain valid for a period of three years unless the proxy provides for a longer period. Under the NGCL, a proxy is effective only for a period of six (6) months, unless it is coupled with an interest or unless otherwise provided in the proxy which duration may not exceed seven (7) years.

CONSIDERATION FOR STOCK

         Under the NGCL, a corporation may issue its capital stock only in return for certain tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed, promises to perform services evidenced by a written contract, and other securities of the corporation. Shares may be issued for less than par value. Under the DGCL, a corporation may accept as consideration for its stock a combination of cash, property or past services in an amount not less than the par value of the shares being issued, and a secured promissory note or other binding obligation executed by the subscriber for any balance, the total of which must equal at least the par value of the issued stock, as determined by the board of directors.

STOCKHOLDERS' RIGHTS TO EXAMINE BOOKS AND RECORDS

         The DGCL provides that any stockholder of record may demand to examine the corporation's books and records for any proper purpose. If management of the corporation refuses, the stockholder can compel release of the books by court order. Under the NGCL, any stockholder who owns at least 15% of the outstanding shares of the corporation's capital stock may inspect, copy and audit the books of account and all financial records of the corporation. However, only a stockholder whose demand is made with a proper purpose may undertake any such inspection or audit. Under the NGCL, if any officer or agent keeping records in Nevada refuses to allow a stockholder of a corporation to inspect or audit the corporation's books of account and financial records, the corporation and the officer or agent will be liable to the stockholder for all damages incurred by the stockholder, and the corporation may be liable for fines payable to the State of Nevada. There is no such corresponding provision in the DGCL.

DIVIDENDS

         The DGCL provides that the corporation may pay dividends out of surplus, out the corporation's net profits for the preceding fiscal year, or both provided that there remains in the stated capital account an amount equal to the par value represented by all shares of the corporation's stock having a distribution preference. The NGCL provides that dividends may be paid, unless after giving effect to such distribution, the corporation would not be able to pay its debts as they come due in the usual course of business, or the corporation's total assets would be less than the sum of its total liabilities, plus (unless the corporation's articles of incorporation permit otherwise) the amount needed to satisfy preferential distributions.

CORPORATE ACTION WITHOUT A STOCKHOLDER MEETING

         The DGCL and NGCL both permit corporate action without a meeting of stockholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation or articles of incorporation, respectively, expressly provide otherwise. In the event such proposed corporate action is taken without a meeting by less than the unanimous written consent of stockholders, the DGCL requires that prompt notice of the taking of such action be sent to those stockholders who have not consented in writing. The NGCL provides that such notice must be given within ten (10) days of the date such stockholder authorization is granted.

FEDERAL INCOME TAX CONSEQUENCES

         The following description of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and applicable Treasury regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. This discussion should not be considered tax or investment advice, and the tax consequences of the reverse stock split may not be the same for all stockholders. In particular, this discussion does not address the tax treatment of special classes of stockholders, such as banks, insurance companies, tax-exempt entities and foreign persons. Stockholders desiring to know their individual federal, state, local and foreign tax consequences should consult their own tax advisors.

         The Reincorporation is intended to qualify as a tax-free reorganization under Section 368(a)(1)(F) or 368(a)(1)(A) of the Code. Assuming such tax treatment, no taxable income, gain, or loss will be recognized by the Company or the stockholders as a result of the exchange of shares of Common Stock for shares of EUI-DE Common Stock upon consummation of the transaction.

         The combination and change of each share of the Company's Common Stock into one (1) share of EUI-DE Common Stock will be a tax-free transaction, and the holding period and tax basis of Common Stock will be carried over to a portion of EUI-DE Common Stock received in exchange therefor. The combination and change of each share of the Company's Preferred Stock into one share (1) of EUI-DE Preferred Stock will be a tax free transaction, and the holding period and tax basis of the Preferred Stock will be carried over to a portion of the EUI-DE Preferred Stock received in exchange therefor.

SECURITIES ACT CONSEQUENCES

         The shares of EUI-DE Common Stock to be issued in exchange for shares of Common Stock are not being registered under the Securities Act of 1933, as amended (the "1933 Act"). In that regard, EUI-DE is relying on Rule 145(a)(2) under the 1933 Act, which provides that a merger which has "as its sole purpose" a change in the domicile of a corporation does not involve the sale of securities for purposes of the 1933 Act, and on interpretations of the Rule by the Securities and Exchange Commission (the "Commission") which indicate that the making of certain changes in the surviving corporation's charter documents which could otherwise be made only with the approval of the stockholders of either corporation does not render Rule 145(a)(2) inapplicable.

         After the Reincorporation, EUI-DE will be a publicly-held company, EUI-DE Common Stock will be listed for trading on the Nasdaq Small Cap Market, and EUI-DE will file periodic reports and other documents with the Commission and provide to its stockholders the same types of information that the Company has previously filed and provided. Stockholders whose Common Stock is freely tradable before the Reincorporation will have freely tradable shares of EUI-DE Common Stock. Stockholders holding restricted shares of Common Stock will have shares of EUI-DE Common Stock which are subject to the same restrictions on transfer as those to which their present shares of Common Stock are subject, and their stock certificates, if surrendered for replacement certificates representing shares of EUI-DE Common Stock, will bear the same restrictive legend as appears on their present stock certificates. For purposes of computing compliance with the holding period requirement of Rule 144 under the 1933 Act, stockholders will be deemed to have acquired their shares of EUI-DE Common Stock on the date they acquired their shares of Common Stock. In summary, EUI-DE and its stockholders will be in the same respective positions under the federal securities laws after the Reincorporation as were the Company and the stockholders prior to the Reincorporation.

DISSENTERS' RIGHTS OF APPRAISAL

         The NGCL generally provides that stockholders may have dissenters' rights in connection with a plan of merger in connection with which the approval of the corporation's stockholders is required. However, the NGCL that there is no right of dissent with respect to a plan of merger, such as the Reincorporation, in favor of holders of any class or series which, at the record date for the stockholders' meeting to approve the plan, were either: (i) listed on a national securities exchange or designated as a national market system security by the National Association of Securities Dealers ("NASD"), or (ii) held by at least 2,000 stockholders of record, as that term is defined in
Section 92A.330 of the NGCL. The Company's Common Stock is listed for trading on the Nasdaq Small Cap Market. Additionally, as of the Record Date, the Company had approximately 228 stockholders of record.

         Therefore, the Company believes there are no dissenters' or appraisal rights available to stockholders with respect to the Reincorporation.

ABANDONMENT

         Notwithstanding a favorable vote of the stockholders, the Company reserves the right by action of the Board of Directors to abandon the Reincorporation prior to effectiveness of the Reincorporation if it determines that such abandonment is in the best interests of the Company. The Board of Directors has made no determination as to any circumstances which may prompt a decision to abandon the Reincorporation.

APPROVAL BY STOCKHOLDERS OF THE REINCORPORATION WILL CONSTITUTE APPROVAL OF THE MERGER AGREEMENT, THE CERTIFICATE OF INCORPORATION OF EUI-DE, THE BYLAWS OF EUI-DE, AND THE CHANGE OF THE CORPORATE NAME.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         Under the Company's Articles of Incorporation and pursuant to the NGCL, this ITEM 4 to reincorporate the Company in Delaware pursuant to the Reincorporation must be approved by the affirmative vote of at least a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote at the Meeting.

  THE eUNIVERSE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ITEM 4.

OTHER BUSINESS

         Management knows of no other matters that may properly be, or are likely to be, brought before the meeting. If other proper matters are introduced, the individuals named as Proxies on the enclosed Proxy Card will vote shares it represents. Stockholders who intend to present an item of business at the 2000 Annual Meeting of stockholders (other than a proposal submitted for inclusion in the Company's proxy materials) must provide notice of such business to the company's secretary no earlier than October __, 2000 and no later than October __, 2000.

STOCKHOLDER PROPOSALS

         Stockholder proposals may be submitted for inclusion in eUniverse's 2001 proxy material after the 2000 Annual Meeting but must be received within a reasonable time before eUniverse begins to print and mail its proxy materials. Proposals should be sent via registered, certified, or express mail to: Office of the Secretary, eUniverse, Inc., 101 North Industrial Plains Road, Wallingford, CT 06492.

         Management carefully considers all proposals and suggestions from stockholders. When adoption is clearly in the best interest of eUniverse and our stockholders, and can be accomplished without stockholder approval, the proposal is implemented without inclusion in the proxy material.

PROXIES AND VOTING AT THE MEETING

         The common stock, $.001 par value, and Series A 6% Convertible Preferred Stock, $.10 par value, are eUniverse's only classes of security entitled to vote at the November 15, 2000 meeting. Each common stockholder of record at the close of business on October 16, 2000 (the "Record Date"), is entitled to one vote for each share held. Each preferred stockholder of record at the close of business on the Record Date is entitled to vote his or her shares of preferred stock on an as converted to common stock basis. On the Record Date, there were 18,031,557 common shares outstanding and entitled to be voted and 1,703,243 equivalent common shares held by preferred stockholders on an as-converted basis.

         Directors are elected by a plurality of votes cast. A majority of the votes cast is required to ratify the appointment of auditors, to approve the eUniverse 1999 Stock Awards Plan, and to recommend that the Board consider adoption of a stockholder proposal. Under the law of Nevada, eUniverse's state of incorporation, "votes cast" at a meeting of stockholders by the holders of shares entitled to vote are determinative of the outcome of the matter subject to vote. Abstentions, broker non-votes, and withheld votes will not be considered "votes cast" based on current state law requirements and eUniverse's Certificate of Incorporation and By-laws.

         All stockholder meeting proxies, ballots, and tabulations that identify individual stockholders are kept secret, and no such document shall be available for examination, nor shall the identity or the vote of any stockholder be disclosed except as may be necessary to meet legal requirements under the laws of Nevada, eUniverse's state of incorporation. Votes are counted by employees of Corporate Stock Transfer, Inc., eUniverse's independent transfer agent and registrar, and certified by the Inspectors of Election who are employees of Corporate Stock Transfer, Inc..

         Shares cannot be voted unless a signed proxy card is returned, or other specific arrangements are made to have shares represented at the meeting. Any stockholder giving a proxy may revoke it at any time before it is voted. If a stockholder who has executed and returned a proxy card is present at the meeting and wishes to vote in person, he or she may elect to do so; and any such vote in person will automatically revoke the power of the proxy holder to vote his or her proxy. If a stockholder of record wishes to give a proxy to someone other than the individuals named as Proxies on the proxy card, he or she may cross out the names appearing on the enclosed proxy card, insert the name of some other person, sign, and give the proxy card to that person for use at the meeting.

         Stockholders are encouraged to specify their choices by marking the appropriate boxes on the enclosed proxy card. Shares will be voted in accordance with such instructions. However, it is not necessary to mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations; merely sign, date, and return the proxy card in the enclosed envelope.

         Solicitation of proxies is being made by the eUniverse through the mail, in person, and by telecommunications. The cost thereof will be borne by the eUniverse . In addition, management has retained Corporate Stock Transfer, Inc., to assist in soliciting proxies for a fee of approximately $__________, plus reasonable out-of-pocket expenses.

INCORPORATION BY REFERENCE

         eUniverse incorporates into this Proxy Statement its Annual Report on Form 10-K/A filed with the SEC on July 31, 2000, a copy of which is being delivered to our stockholders with this Proxy Statement.

William R. Wagner
Chief Executive Officer and Secretary

___________, 2000

                                                                      APPENDIX A


                                 eUNIVERSE, INC.

                         ------------------------------

                             AUDIT COMMITTEE CHARTER

                         ------------------------------


         The Audit Committee (the "Committee") is a committee of the Board of Directors (the "Board") of eUniverse, Inc. (the "Corporation"), to assist the Board in monitoring (1) the integrity of the financial statements of the Corporation, (2) the compliance by the Corporation with legal and regulatory requirements and (3) the independence and performance of the Corporation's internal and external auditors. The members of the Committee shall be members of the Board and shall meet the independence and experience requirements of the Nasdaq Stock Market, Inc. The Board on the recommendation of the Executive Committee shall appoint the members of the Committee.

         The Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Committee may request any officer or employee of the Corporation or the Corporation's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

         The Committee shall meet four times per year or more frequently as circumstances require and regularly report Committee actions to the Board with such recommendations as the Committee may deem appropriate. The Committee shall meet at least annually with the Corporation's chief financial officer, the senior internal auditing executive and the independent auditor in separate executive sessions. The Committee may ask members of management or others to attend the Committee meetings and provide pertinent information as necessary.

         The Committee shall monitor and establish policies with respect to the financial affairs of the Corporation, including the following specific responsibilities:

1. Recommend to the Board the engagement of independent auditors for the Corporation, subject to stockholder ratification. Evaluate the performance of the independent auditor and recommend that the Board discharge such auditors when deemed necessary or desirable;

2. Review with the independent auditors their plans and fees for all auditing services, and approve the fees to be paid to the independent auditor;

3. Confirm the independence of the independent auditors, including reviewing each major non-audit service provided by the independent auditors to the Corporation, and the fees therefor. Receive periodic reports from the independent auditor regarding the auditor's independence consistent with Independence Standards Board Standard 1. Discuss such reports with the auditor, and if deemed necessary by the Committee, take or recommend that the full Board take appropriate action to ensure the independence of the auditor;

4. Review the performance and make recommendations to the Board with respect to the appointment and responsibilities of the senior internal auditing executive;

5. Satisfy itself that the Corporation's internal auditing staff is protected from undue pressures and is provided with as much independence as is necessary to work in compliance with recognized standards of internal auditing;

6. Periodically inquire of management, the head of internal auditing, and the independent auditors about significant financial risks and assess the steps management has taken to monitor and control such risks to the Corporation;

7. Review the significant reports to management prepared by the internal auditing department and management's responses;

8. Consider and review with the independent auditors and the head of internal auditing the adequacy of the Corporation's system of internal controls, and any related significant audit findings and recommendations, together with management's responses thereto;

9. Provide both the independent and the internal auditors with access to the Board of Directors;

10. Review with management and the independent auditors the qualitative judgements regarding both the appropriateness and acceptability of auditing and accounting policies and principles and financial disclosure practices used or proposed to be adopted by the Corporation;

11. Conduct such investigations into matters within the general scope of its responsibilities as it may deem appropriate from time to time or as may be referred to it by the Board;

12. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit;

13. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit;

14. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Corporation's financial statements;

15. Review with management and the independent auditors the scope, conduct and results of the audits conducted by the independent auditors, and in conjunction therewith review the Corporation's consolidated financial statements included in the Annual Report, Form 10-K, and quarterly financial statements filed with the Securities and Exchange Commission, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Corporation's financial statements;

16. Prepare the report of the Audit Committee required by the rules of the Securities and Exchange Commission to be included in the Corporation's annual proxy statement;

17.  Obtain from the independent auditor assurance of compliance with
     Section 10A of the Securities Exchange Act of 1934;

18. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Corporation's response to that letter. Such review should include:

     (a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information,
     (b)  Any changes required in the planned scope of the internal audit, and
     (c)  The internal audit department responsibilities, budget and staffing;

19. Review with the Corporation's General Counsel legal matters that may have a material impact on the financial statements, the Corporation's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

20. Obtain reports from management, the Corporation's senior internal auditing executive and the independent auditor that the Corporation's subsidiaries are in conformity with applicable legal requirements and the Corporation's Business Conduct Policy;

21. Review with management, the head of internal auditing and the independent auditors the results of the Corporation's monitoring of compliance with the Corporation's Business Conduct Policy; and

22. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.


         The Committee may adopt such rules and procedures for the conduct of its affairs as it deems necessary if not inconsistent with this Charter.

         Meetings of the Committee shall be called by the Secretary or any Assistant Secretary of the Corporation at the direction and upon the request of the Chairman of the Committee, the Chief Executive Officer of the Corporation or any two members of the Committee, and that notice of such meetings in each instance shall be given to each member of the Committee in the manner prescribed, in the Corporation's by-laws for meetings of the Board of Directors and its Committees.

         While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor.

The Committee's role is primarily oversight on behalf of the Board of Directors to ensure that proper independent audits of the Corporation's financial statements are conducted and that the Corporation has effective financial and other controls in place so that management and the Board of Directors are fully informed of the Corporation's financial condition and its compliance with laws and regulations.

                                                                      APPENDIX B


                                 eUNIVERSE, INC.

                             1999 STOCK AWARDS PLAN


         1. PURPOSE. The purpose of the eUniverse, Inc. 1999 Stock Awards Plan (the "Plan") is to promote the long term financial interests and growth of eUniverse, Inc. (the "Company") by (a) attracting and retaining executive personnel and other Participants, (b) motivating executive personnel and other Participants by means of growth-related incentives, (c) providing incentive compensation opportunities that are competitive with those of other major corporations; and (d) furthering the identity of interests of Participants with those of the stockholders of the Company.


         2. DEFINITIONS. The following definitions are applicable to the Plan:

         "Affiliate" means any entity in which the Company has a direct or indirect equity interest which is so designated by the Committee.


         "Award Limit" means that number of shares of Common Stock as determined by the Committee.


         "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute.

         "Committee" means, as to a Participant who is not a Director, a committee of two or more Directors of the Company who are "outside Directors" as such term is used in Section 162(m) of the Code and Non-Employee Directors for purposes of Rule 16b-3, or such other committee of the Board of Directors as it shall duly appoint and delegate authority to administer, and make awards under, the Plan. With respect to a Director who is a Participant, the Committee shall be the Board of Directors of the Company.

         "Common Stock" means the common stock, $0.001 par value, of the Company or such other securities as may be substituted therefor pursuant to paragraph 6(e).


         "Consultant" means any person who renders bone fide consultation or advisory services to the Company, provided that such services shall not be in connection with the offer or sale of securities in a capital-raising transaction.


         "Director" means any person who is a member of the Board of Directors of the Company and is not also an Employee.

         "Employee" means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any Affiliate.

         The "Fair Market Value" of a share of Common Stock means the average between the highest and lowest quoted selling prices of the Common Stock on the NASDAQ National Market, or in the event the Common Stock is not listed on such exchange, then on the exchange where the Common Stock is traded, on the pertinent option grant date or exercise date.


         "Participant" means any Director, Employee or Consultant of the Company or an Affiliate, who is selected by the Committee.


         "QDRO" means a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

         "Rule 16b-3" means such rule adopted under the Securities Exchange Act of 1934, as such rule is amended from time to time, or any successor rule.


         3. LIMITATION ON AGGREGATE SHARES. The number of shares of Common Stock with respect to which awards may be granted under the Plan shall not exceed 5,000,000 shares. Such 5,000,000 shares of Common Stock may be either previously authorized but unissued shares, treasury shares, or a combination thereof, as the Committee shall determine. The maximum number of shares of Common Stock with respect to which awards may be granted under the Plan during any calendar year to a single Participant may not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options (as defined in Section 5 below) which are canceled continue to be counted against the Award Limit and if, after grant of an Option, the price of shares subject to such Option is reduced, the transaction is treated as a cancellation of the Option and a grant of a new Option and both the Option deemed to be canceled and the Option deemed to be granted are counted against the Award Limit. Furthermore, to the extent required by Section 162(m) of the Code, if, after grant of a Stock Appreciation Right ("SAR"), the base amount on which stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Company's Common Stock, the transaction is treated as a cancellation of the SAR and a grant of a new SAR and both the SAR deemed to be canceled and the SAR deemed to be granted are counted against the Award Limit.


         4. ADD-BACK OF OPTIONS AND OTHER RIGHTS. If any Option, other right to acquire shares of Common Stock under this Plan, or any other award, expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by this Plan, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section 3. Furthermore, any shares subject to Options or other awards which are adjusted pursuant to Section 6(e) and become exercisable with respect to shares of stock of another corporation shall be considered canceled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section 3. Shares of Common Stock which are delivered by the Participant or withheld by the Company upon the exercise of any Option or other award under this Plan, in payment of the exercise price thereof, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 3. If any share of Restricted Stock is forfeited by the Participant or repurchased by the Company pursuant to Section 5(c)(iii) hereof, such share may again be optioned, granted or awarded hereunder, subject to the limitations of Section 3. Notwithstanding the provisions of this Section 4, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.


         5. AWARDS. The Committee may grant stock options ("Options"), to Participants, in accordance with this Section 5 and the other provisions of the Plan.


         (a)      Options.

                  (i) Option Grants. Options granted under the Plan may be incentive stock options ("ISOs") within the meaning of Section 422 of the Code or any successor provision, or in such other form, consistent with the Plan, as the Committee may determine.

                  (ii) Option Exercise Price. The exercise price of an Option shall be fixed by the Committee in its discretion; provided, however, that in the case of ISO's, the exercise price shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date of grant.

                  (iii) Option Term. The term of an Option shall be set by the Committee in its discretion; provided, however, that in the case of ISOs, the term shall not be more than ten (10) years from the date the ISO is granted.

                  (iv) Exercisability. Options shall be exercisable at such time or times as the Committee shall determine at or subsequent to grant.

                  (v) Exercise of Options. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares. Options shall be exercised in whole or in part by providing (A) written notice to the Company (to the attention of the Secretary) complying with the applicable rules established by the Committee; (B) such representations and documents as the Committee deems necessary or advisable to effect compliance with all applicable laws or regulations; (C) in the event that the Option shall be exercised pursuant to
                  Section 6(d) by any person or persons other than the optionee, appropriate proof of the right of such person or persons to exercise the Option; and (D) payment in full of the option price. Payment of the option price may be made, at the discretion of the optionee, and to the extent permitted by the Committee, (1) in cash (including check, bank draft, or money order), (2) in Common Stock with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, (3) by a combination of cash and Common Stock, or (4) with any other good and valuable consideration.

                  (vi) Rights as Stockholders. The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

                  (vii) Ownership and Transfer Restrictions. The Committee may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Participant to give the company prompt notice of any disposition of shares of Common Stock acquired by exercise of an ISO within (i) two years from the date of granting such Option to such Participant or (ii) one year after the transfer of such shares to such Participant. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

         (b)      Stock Appreciation Rights.

                  (i) Grant and Price of SAR. Subject to such terms and conditions not inconsistent with this Plan as the Committee shall impose and shall be evidenced by a written Stock Appreciation Right Agreement, an SAR shall entitle its holder to receive from the Company, at the time of exercise of such right, an amount equal to the excess of the Fair Market Value (at the date of exercise) of a share of Common Stock over the SAR price multiplied by the number of shares as to which the holder is exercising the SAR. The SAR price shall be fixed by the Committee at not less than 100% of the Fair Market Value of a share of Common Stock on the date of grant. SARs may be in tandem with any previously or contemporaneously granted Option or independent of any Option.

                  (ii) Tandem SARs. An SAR in tandem with an Option shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable. An SAR in tandem with an Option may be granted to the Participant for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

                  (iii) Amount Payable by Company. The amount payable may be paid by the Company in Common Stock (valued at its Fair Market Value on the date of exercise), cash or a combination thereof, as the Committee may determine, which determination shall be made after considering any preference expressed by the holder.

         (c)      Restricted Stock.


                  (i) Restricted Stock Award. The Committee may award to any Participant shares of Common Stock, including shares earned under any of the Company's compensation plans, subject to this
                  Section 5(c) and such other terms and conditions as the Committee may prescribe (such shares being called "Restricted

                  Stock"), which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance. Each certificate for Restricted Stock shall be registered in the name of the Participant and deposited, together with a stock power endorsed in blank, with the Company.


                  (ii) Restrictions. There shall be established for each Restricted Stock award a restriction period (the "Restriction Period") of such length as shall be determined by the Committee. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as hereinafter provided, during the Restriction Period. Unless otherwise provided by the Committee, except for such restrictions on transfer and such other restrictions as the Committee may impose, the Participant shall have all the rights of a holder of Common Stock as to such Restricted Stock. The Committee, in its sole discretion, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock or otherwise invested. At the expiration of the Restriction Period, the Corporation shall redeliver to the Participant (or the Participant's designated beneficiary under Section 6(h), or, if none, the Participant's legal representative) the certificates deposited pursuant to this paragraph.

                  (iii) Forfeiture/Repurchase of Restricted Stock. Except as provided by the Committee at the time of grant or otherwise, upon a termination of employment for any reason during the Restriction Period all shares still subject to restriction shall be forfeited by the Participant or at the discretion of the Committee may be repurchased by the Company at a price to be determined by the Committee.

         6.       MISCELLANEOUS PROVISIONS.

         (a) Administration. The Plan shall be administered by the Committee. Subject to the limitations of the Plan, the Committee shall have the sole and complete authority to: (i) select Participants in the plan; (ii) subject to
Section 3, to make awards in such forms and amounts as it shall determine, including the determination as to whether such Options are to be ISOs; (iii) to impose such limitations, restrictions and conditions upon such awards as it shall deem appropriate, (iv) to interpret the Plan and the agreements pursuant to which Options, Restricted Stock or SARs are granted or awarded, and to adopt, amend and rescind administrative guidelines and other rules and regulations relating to the Plan, (v) to correct any defect or omission or to reconcile any inconsistency in the Plan or in any award granted hereunder and (vi) to make all other determinations and to take all other actions necessary or advisable for the implementation and administration of the Plan. Any such interpretations and rules with respect to ISOs shall be consistent with the provisions of Section 422 of the Code. The actions and determinations of the Committee or its delegates on matters within its authority shall be conclusive and binding upon the Company, all the Participants and all other interested persons, subject to such allocation to its Affiliates and operating units as it deems appropriate. The Committee may, to the extent that any such action will not prevent the Plan from complying with the Rule 16b-3 or Section 162(m) of the Code, delegate any of its authority hereunder to such persons as it deems appropriate.

         (b) Professional Assistance; Good Faith Actions. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan, Options, awards of Restricted Stock or SARs; and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

         (c) Written Agreement. Each award shall be evidenced by a written agreement, which shall be executed by the Participant and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan. Stock Option Agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Stock Option Agreements evidencing ISOs shall contain such terms and conditions as may be necessary to meet the applicable provisions of
Section 422 of the Code.

         (d) Non-Transferability. Subject to the provisions of paragraph 6(h), no award under the Plan and no interest therein, shall be transferable by the Participant otherwise than (i) by will or the laws of descent and distribution,
(ii) pursuant to a QDRO or (iii) as expressly permitted under the applicable option agreement including, if so permitted, pursuant to a gift to such optionee's family, whether directly or indirectly or by means of a trust or partnership or otherwise, unless and until such rights or awards have been exercised, or the shares underlying such rights or awards have been issued, and all restrictions applicable to such shares have lapsed. All awards shall be exercisable or received during the Participant's lifetime only by the Participant or the Participant's legal representative. Any purported transfer contrary to this provision will nullify the award. During the lifetime of the Participant, only he may exercise an Option or other right or award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a QDRO. After the death of the Participant, any exercisable portion of an Option or other right or award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement or other agreement, be exercised by his beneficiary designated under 6(h) or, if none, his personal representative or by any person empowered to do so under the deceased Participant's will or under the then applicable laws of descent and distribution.

         (e) Adjustments Upon Certain Changes. In the event of a reorganization, recapitalization, spin-off, stock dividend, stock split, combination, reclassification, reverse stock split, merger, consolidation, split-up, spin-off, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event or other increase or reduction in the number of issued shares of Common Stock, the Committee may, in order to prevent the dilution or enlargement of rights under awards, make such adjustments in the number and type of shares authorized by the Plan, the number and type of shares covered by, or with respect to which payments are measured under, outstanding awards and the exercise prices specified therein as may be determined to be appropriate and equitable. In the event of any of the events or transactions described in the preceding sentence, a change in control, or similar transaction by the Company or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, if the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any option, right or other award under this Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles, the Committee in its discretion is hereby authorized to provide in the agreement evidencing any award or by action taken prior to the occurrence of such transaction or event: (i) for adjustments to such award in order to prevent the dilution or enlargement of rights thereunder or to provide for acceleration of benefits thereunder; (ii) for either the purchase of any such Option, SAR, or any Restricted Stock for an amount of cash equal to the amount that could have been attained upon the exercise of such option, right or award or realization of the Participant's rights had such option, right or award been currently exercisable or payable or fully vested or the replacement of such option, right or award with other rights or property selected by the Committee in its sole discretion; (iii) that it cannot be exercised after such event; (iv) that upon such event, such option, right or award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and (v) that the restrictions imposed under a Restricted Stock Agreement upon some or all shares of Restricted Stock may be terminated, and some or all shares of such Restricted Stock may cease to be subject to repurchase or forfeiture under Section 5(c)(iv) after such event. With respect to Options and SARs intended to qualify as performance-based compensation under Section162(m), no adjustment or action described in this Section 6(e) or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code or would cause such Option or SAR to fail to so qualify under Section 162(m), as the case may be, or any successor provisions thereto. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Committee determines that the option or other award is not to comply with such exemptive conditions.

         (f) Tax Withholding. The Committee shall have the power to withhold, or require a Participant to remit to the Company, an amount to satisfy any withholding or other tax due with respect to any amount payable and/or shares issuable under the Plan, and the Committee may defer such payment or issuance unless indemnified to its satisfaction. Subject to the consent of the Committee, a Participant may make an irrevocable election to have shares of Common Stock otherwise issuable under an award withheld, tender back to the Company shares of Common Stock received pursuant to an award or deliver to the Company previously-acquired shares of

Common Stock having a fair market value sufficient to satisfy all or part of the Participant's estimated tax obligations associated with the transaction. Such election must be made by a Participant prior to the date on which the relevant tax obligation arises. The Committee may disapprove of any election and may limit, suspend or terminate the right to make such elections.

         (g) Listing and Legal Compliance. The Committee may suspend the exercise or payment of any award so long as it determines that securities exchange listing or registration or qualification under any securities laws is required in connection therewith and has not been completed on terms acceptable to the Committee. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

                  (i) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

                  (ii) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or Board shall, in its absolute discretion, deem necessary or advisable;

                  (iii) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable;

                  (iv) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience; and

                  (v) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars.

         (h) Beneficiary Designation. Subject to paragraph 6(d), Participants may name, from time to time, beneficiaries (who may be named contingently or successively) to whom benefits under the Plan are to be paid in the event of their death before they receive any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

         (i) Rights of Participants. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company for any period of time or to continue his or her present or any other rate of compensation. No employee or director shall have the right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.

         (j) Amendment, Suspension and Termination of Plan. This Plan will terminate on, and no Options, SARs or Restricted Stock may be granted after, the tenth anniversary of the Effective Date of the Plan. The Board of Directors or the Committee may amend the Plan from time to time in such respects as the Board of Directors or the Committee may deem advisable; provided, however, that no such amendment shall be made without stockholder approval to the extent such approval is required by law, agreement or the rules of any exchange upon which the Common Stock is listed. No such amendment, suspension or termination shall impair the rights of Participants under outstanding awards without the consent of the Participants affected thereby or make any change that would disqualify the Plan, or any other plan of the Company intended to be so qualified, from the exemption provided by Rule 16b-3. No such amendment shall be made that would cause the options and the SARs from qualifying as performance based compensation as that term is used Section 162(m) of the Code.

         The Committee may amend or modify any award in any manner to the extent that the Committee would have had the authority under the Plan to initially grant such award. No such amendment or modification shall impair the rights of any Participant under any award without the consent of such Participant.

         (k) Effective Date of Plan. The Plan shall become effective on April 15, 1999.

         (l) Governing Law. This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Connecticut without regard to conflicts of laws thereof.

         (m) Limitations Applicable to Section 16 Persons and Performance-Based Compensation. Notwithstanding any other provision of this Plan, any Option, SAR, or Restricted Stock granted to any individual who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan, Options, SARs and Restricted Stock granted hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Furthermore, notwithstanding any other provision of this Plan, any Option or SAR intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in
Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

         (n) Consideration. In all cases, legal consideration shall be required for each issuance of Options, Restricted Stock and SARs.

                             FIRST AMENDMENT TO THE

                                 eUNIVERSE, INC.

                             1999 STOCK AWARDS PLAN

                            AS OF SEPTEMBER 18, 2000

         The 1999 Stock Awards Plan of eUniverse, Inc. is hereby amended as follows:

         In paragraph 3 entitled "Limitation on Aggregate Shares", the first two sentences are deleted in their entirety and replaced with the following:

         "The number of shares of Common Stock with respect to which awards may be granted under the Plan shall not exceed 9,000,000 shares. Such 9,000,000 shares of Common Stock may be either previously authorized but unissued shares, treasury shares, or a combination thereof, as the Committee shall determine."

         Except as otherwise provided herein, the terms and conditions of the 1999 Stock Awards Plan of eUniverse, Inc. shall remain in full force and effect.

                                                                      APPENDIX C


                          AGREEMENT AND PLAN OF MERGER

                                     BETWEEN

                                 eUNIVERSE, INC.

                                       AND

                              eUNIVERSE (DE), INC.

                  AGREEMENT AND PLAN OF MERGER (this "Agreement") made by and between eUniverse, Inc., a Nevada corporation ("EUI-NV"), and eUniverse (DE), Inc., a Delaware corporation and a wholly-owned subsidiary of EUI-NV ("EUI-DE"), which corporations are sometimes referred to herein individually as a "Constituent Corporation" and collectively as "Constituent Corporations."

                              W I T N E S S E T H:

                  WHEREAS, the Board of Directors of EUI-NV has determined to reincorporate EUI-NV in the State of Delaware under the name eUniverse (DE), Inc. (the "Reincorporation");

                  WHEREAS, EUI-NV is authorized to issue two hundred fifty million (250,000,000) shares of Common Stock, $.001 par value (the "Common Stock") and forty million (40,000,000) shares of Preferred Stock, $.10 par value (the "Preferred Stock") (the Common Stock and Preferred Stock are referred to, collectively, as the "Capital Stock");

                  WHEREAS, the Board of Directors of each of EUI-NV and EUI-DE has determined to implement the Reincorporation by effecting the merger (the "Merger") of EUI-NV with and into EUI-DE (hereinafter, in such capacity, sometimes referred to as the Surviving Corporation) as permitted by the Delaware General Corporation Law and the Nevada General Corporation Law, under and pursuant to the terms hereinafter set forth;

                  WHEREAS, as a result of the Merger, each share of Capital Stock issued and outstanding or held by EUI-NV immediately prior to the Merger will be converted into the right to receive a like share of stock of EUI-DE;

                  WHEREAS, the Board of Directors of each of EUI-NV and EUI-DE has detemined that this Agreement is advisable and in the best interests of each of the Constituent Corporations and its stockholders; and

                  WHEREAS, it is intended that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder;

                  NOW THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I

                                   THE MERGER

                  Section 1.1. The Merger. Upon the terms and subject to the conditions of this Agreement and in accordance with the Delaware General Corporation Law and the Nevada General Corporation Law, at the Effective Time, as hereinafter defined, EUI-NV shall be merged with and into EUI-DE. As result of the Merger, the separate corporate existence of EUI-NV shall cease and EUI-DE shall continue as the surviving corporation of the Merger.

                  Section 1.2. Effective Time. The effective time and date of the Merger, herein referred to as the "Effective Time," shall be the time at which an appropriate Certificate of Merger relating to the Merger is filed in the office of the Secretary of State of the State of Delaware in accordance with the provisions of Section 252 of the Delaware General Corporation Law, or such later time as is determined by EUI-NV and EUI-DE and stated in such Certificate of Merger.

                  Section 1.3. Effects of the Merger. At the Effective Time, the separate existence of EUI-NV shall cease, and the Surviving Corporation shall succeed, without other transfer, to all the rights and property of EUI-NV and shall be subject to all the debts and liabilities of EUI-NV as provided under applicable law.

                  Section 1.4. Directors and Officers. The directors and officers of EUI-NV in office immediately prior to the Effective Time shall be the directors and officers of the Surviving Corporation from and after the Effective Time, in each case until their respective successors are duly elected or appointed and qualified.

                                   ARTICLE II

                            CONVERSION OF SECURITIES

                  Section 2.1. Effect on Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of EUI-NV or EUI-DE or their respective stockholders:

                            (a) Cancellation of EUI-DE Stock. Each share of
stock of EUI-DE issued and outstanding immediately prior to the Effective Time shall be canceled and cease to exist without being converted into any stock or other consideration whatsoever.

                            (b) Effect of Merger on EUI-NV Stock. Each share of
stock of EUI-NV issued and outstanding or held by EUI-NV immediately prior to the Effective Time, other than Dissenting Shares (as defined hereinafter), shall be converted into the following (the "Merger Consideration"):

                            (i) Common Stock. Each share of Common Stock shall be converted into the right to receive one share of Common Stock, $.001 par value, of EUI-DE.

                            (ii) Preferred Stock. Each share of Preferred Stock shall be converted into the right to receive one share of Preferred Stock, $.10 par value, of EUI-DE.

                  Section 2.2. Appraisal. Notwithstanding anything in this Agreement to the contrary, each share of stock of EUI-NV issued and outstanding immediately prior to the Effective Time and held by a person (a "Dissenting Stockholder") who complies with all the applicable provisions of the Nevada General Corporation Law concerning the right of stockholders to seek appraisal of their shares ("Dissenting Shares") shall not be converted as described in this Article II but shall instead become the right to receive such consideration as may be determined to be due to such Dissenting Stockholder pursuant to the laws of the State of Nevada.

                  Section 2.3. Exchange of Certificates.

                            (a) Exchange Procedure. Prior to or promptly after
the Effective Time, EUI-NV or EUI-DE shall cause to be mailed or otherwise delivered to each holder of record of a certificate or certificates that immediately prior to the Effective Time represented shares of EUI-NV stock (the "Certificates"), (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to EUI-DE (or such exchange agent as shall be designated thereby, hereinafter the "Exchange Agent") and shall be in a form and have other such provisions as EUI-DE may reasonably specify and (ii) instructions for use in effecting the surrender of the Certificates in exchange for the Merger Consideration. Upon surrender of a Certificate for cancellation to EUI-DE or the Exchange Agent together with such letter of transmittal, duly executed, and such other documents as may reasonably be required by EUI-DE or the Exchange Agent, the holder of such Certificate shall be entitled to receive in exchange therefor, and EUI-DE or the Exchange Agent shall deliver, the Merger Consideration for each share of EUI-NV stock formerly evidenced by such Certificate, and such Certificate shall thereupon be canceled. If payment of the Merger Consideration is to be made to a person other than the person in whose name the surrendered Certificate is registered on the stock transfer books of EUI-NV, it shall be a condition of payment to the holder of a Certificate that it be endorsed properly or otherwise be in proper form for transfer and that the person requesting such payment shall have paid all transfer and other taxes required by reason of the payment of the Merger Consideration to a person other than the registered holder or shall have established to the satisfaction of EUI-DE that such taxes are not applicable. Until surrendered as contemplated by this Section 2.3, each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the Merger Consideration into which the shares theretofore represented by such Certificate shall have been converted pursuant to Article II of this Agreement.

                            (b) Delivery of Merger Consideration to EUI-NV
Stockholders Without Certificates. Promptly after the Effective Time, EUI-DE or the Exchange Agent shall cause the Merger Consideration to be mailed or otherwise delivered to each holder of record of EUI-NV stock who, as of the Effective Time, had not yet been issued a Certificate representing such EUI-NV stock.

                                   ARTICLE III

                     CERTIFICATE OF INCORPORATION AND BYLAWS

                  Section 3.1. Certificate of Incorporation. The Certificate of Incorporation of EUI-DE shall be unaffected by the Merger, and, upon the Effective Time, shall continue in effect as the Certificate of Incorporation of the Surviving Corporation, until further amended or repealed in accordance with the provisions thereof and of applicable law.

                  Section 3.2. Bylaws. The Bylaws of EUI-DE shall be unaffected by the Merger, and, upon the Effective Time, shall continue in effect as the Bylaws of the Surviving Corporation, until amended or repealed in accordance with the provisions thereof and of applicable law.

                                   ARTICLE IV

                            AMENDMENT AND TERMINATION

                  Section 4.1. Amendment. To the fullest extent permitted by applicable law, this Merger Agreement may be amended by mutual consent of the Boards of Directors of the Constituent Corporations at any time prior to the Effective Time, notwithstanding any approval of this Merger Agreement by the stockholders of either or both of the Constituent Corporations.

                  Section 4.2. Termination. To the fullest extent permitted by applicable law, this Merger Agreement may be terminated, and the Merger herein provided for may be abandoned, by mutual consent of the Boards of Directors of the Constituent Corporations at any time prior to the Effective Time, notwithstanding any approval of this Merger Agreement by the stockholders of either or both of the Constituent Corporations.

                  IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by the respective Board of Directors of each Constituent Corporation, is hereby executed on behalf of each Constituent Corporation by a duly authorized officer thereof, this ____ day of _____, 2000.

                                    eUNIVERSE, INC.

                                    By:
                                       --------------------------------

                                    eUNIVERSE (DE), INC.

                                    By:
                                       --------------------------------

                                                                      APPENDIX D

                          CERTIFICATE OF INCORPORATION

                                       OF

                              eUNIVERSE (DE), INC.

                  FIRST: The name of the corporation is eUniverse (DE), Inc. (hereinafter referred to as the "Corporation").

                  SECOND: The address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of the registered agent of the Corporation at that address is The Corporation Trust Company.

                  THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the Delaware General Corporation Law.

                  FOURTH: A. The total number of shares of all classes of stock which the Corporation shall have authority to issue is Two Hundred Ninety Million (290,000,000), consisting of Two Hundred Fifty Million (250,000,000) shares of Common Stock, par value one tenth of one cent ($.001) per share (the "Common Stock") and Forty Million (40,000,000) shares of Preferred Stock, par value ten cents ($.10) per share (the "Preferred Stock"), of which Ten Million (10,000,000) shares are designated as Series A Preferred Stock.

                          B. The board of directors is authorized, subject to
any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware (such certificate being hereinafter referred to as a "Preferred Stock Designation"), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof.

The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of at least a majority of the Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock Designation.

                          C. Each outstanding share of Common Stock shall
entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any Certificate of Designation relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Certificate of Incorporation (including any Certificate of Designation relating to any series of Preferred Stock).

                  FIFTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

                          A. The business and affairs of the Corporation shall
be managed by or under the direction of the board of directors. In addition to the powers and authority expressly conferred upon them by statute or by this Certificate of Incorporation or the by-laws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

                          B. The directors of the Corporation need not be
elected by written ballot unless the by-laws so provide.

                          C. Any action required or permitted to be taken by the
stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may be effected by majority consent in writing by such stockholders.

                          D. Special meetings of stockholders of the Corporation
may be called only by the Chairman of the Board or the President or by the board of directors acting pursuant to a resolution adopted by a majority of the Whole Board. For purposes of this Certificate of Incorporation, the term "Whole Board" shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships.

                  SIXTH: A. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by the board of directors pursuant to a resolution adopted by a majority of the Whole Board. The directors, other than those who may be elected by the holders of any series of Preferred Stock under specified circumstances, shall be divided into two classes, with the term of office of the first class to expire at the Corporation's 2000 annual meeting of stockholders, the term of office of the second class to expire at the Corporation's 2001 annual meeting of stockholders. At each annual meeting of stockholders, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the next annual meeting of stockholders after their election.

                          B. Subject to the rights of the holders of any series
of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the board of directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall, unless otherwise required by law, be filled only by holders of at least a majority of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, and directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been chosen expires. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

                          C. Advance notice of stockholder nominations for the
election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the by-laws of the Corporation.

                          D. Subject to the rights of the holders of any series
of Preferred Stock then outstanding, any director, or the entire board of directors, may be removed from office at any time, with or without cause, and only by the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

                  SEVENTH: The board of directors is expressly empowered to adopt, amend or repeal by-laws of the Corporation. Any adoption, amendment or repeal of the by-laws of the Corporation by the board of directors shall require the approval of a majority of the Whole Board. The stockholders shall also have power to adopt, amend or repeal the by-laws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of the by-laws of the Corporation.

                  EIGHTH: Neither directors nor officers of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

                  Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

                  NINTH: The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that, notwithstanding any other provision of this Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of this corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of Directors, voting together as a single class, shall be required to amend or repeal this Article NINTH, Sections C or D of Article FIFTH, Article SIXTH, Article SEVENTH, or Article EIGHTH.

                  TENTH: The incorporator is         , whose mailing address is
                                             --------

---------------------------------------.

                  I, THE UNDERSIGNED, being the incorporator, for the purpose of forming a corporation under the laws of the State of Delaware do make, file and record this Certificate of Incorporation, do certify that the facts herein stated are true, and, accordingly, have hereto set my hand this ____ day of _______, 2000.

                                                                      APPENDIX E


                              eUNIVERSE (DE), INC.

                                     BYLAWS

                            ARTICLE I - STOCKHOLDERS

         Section 1. Annual Meeting.

         An annual meeting of the stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, on such date, and at such time as the Board of Directors shall each year fix, which date shall be within thirteen (13) months of the last annual meeting of stockholders or, if no such meeting has been held, the date of incorporation. Any other proper business may be transacted at the annual meeting.

         Section 2. Special Meetings.

         Special meetings of the stockholders, for any purpose or purposes prescribed in the notice of the meeting, may be called by the Chairman of the Board, if any, the Vice Chairman of the Board, if any, the President or the Board of Directors, and shall be held at such place, on such date, and at such time as they or he or she shall fix.

         Section 3. Notice of Meetings.

         Notice of the place, if any, date, and time of all meetings of the stockholders shall be given, not less than ten (10) nor more than sixty (60) days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting, except as otherwise provided herein or required by law (meaning, here and hereinafter, as required from time to time by the Delaware General Corporation Law or the Certificate of Incorporation of the Corporation).

         When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty
(30) days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, notice of the place, date, and time of the adjourned meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, shall be given in conformity herewith. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

         Section 4. Quorum.

         At any meeting of the stockholders, the holders of a majority of all of the shares of the stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number may be required by law. Where a separate vote by a class or classes or series is required, a majority of the shares of such class or classes or series present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter.

         If a quorum shall fail to attend any meeting, the chairman of the meeting or the holders of a majority of the shares of stock entitled to vote who are present, in person or by proxy, may adjourn the meeting to another place, if any, date, or time.

         Section 5. Organization.

         Such person as the Board of Directors may have designated or, in the absence of such a person, the President of the Corporation or, in his or her absence, such person as may be chosen by the holders of a majority of the shares entitled to vote who are present, in person or by proxy, shall call to order any meeting of the stockholders and act as chairman of the meeting. In the absence of the Secretary of the Corporation, the secretary of the meeting shall be such person as the chairman of the meeting appoints.

         Section 6. Conduct of Business.

         The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seem to him or her in order. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.

         Section 7. Proxies and Voting.

         At any meeting of the stockholders, every stockholder entitled to vote may vote in person or by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this paragraph may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

         The Corporation may, and to the extent required by law, shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting may, and to the extent required by law, shall, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. Every vote taken by ballots shall be counted by an inspector or inspectors appointed by the chairman of the meeting.

         All elections shall be determined by a plurality of the votes cast, and except as otherwise required by law, all other matters shall be determined by a majority of the votes cast affirmatively or negatively.

         Section 8. Stock List.

         A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in his or her name, shall be open to the examination of any such stockholder for a period of at least ten (10) days prior to the meeting in the manner provided by law.

         The stock list shall also be open to the examination of any stockholder during the whole time of the meeting as provided by law. This list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

         Section 9. Consent of Stockholders in Lieu of Meeting.

         Any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of the stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than two-thirds (2/3) of the votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be made by hand or by certified or registered mail, return receipt requested.

         Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the date the earliest dated consent is delivered to the Corporation, a written consent or consents signed by a sufficient number of holders to take action are delivered to the Corporation in the manner prescribed in the first paragraph of this Section. A telegram, cablegram or other electronic transmission consenting to an action to be taken and transmitted by a stockholder or proxyholder, or by a person or persons authorized to act for a stockholder or proxyholder, shall be deemed to be written, signed and dated for the purposes of this Section to the extent permitted by law. Any such consent shall be delivered in accordance with
Section 228(d)(1) of the Delaware General Corporation Law.

         Any copy, facsimile, or other reliable reproduction of a consent in writing may be submitted or used in lieu of the original writing for any and all purposes for which the original writing could be use, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing.

                         ARTICLE II - BOARD OF DIRECTORS

         Section 1. Number and Term of Office.

         The Board of Directors shall consist of at least one (1) member, and not more than nine (9) members, as shall be designated by the Board of Directors from time to time, and in the absence of such designation, the Board of Directors shall consist of one (1) member. Each director shall be elected for a term of one year and until his or her successor is elected and qualified, except as otherwise provided herein or required by law.

         Whenever the authorized number of directors is increased between annual meetings of the stockholders, a majority of the directors then in office shall have the power to elect such new directors for the balance of a term and until their successors are elected and qualified. Any decrease in the authorized number of directors shall not become effective until the expiration of the term of the directors then in office unless, at the time of such decrease, there shall be vacancies on the board which are being eliminated by the decrease.

         Section 2. Vacancies.

         If the office of any director becomes vacant by reason of death, resignation, disqualification, removal or other cause, a majority of the directors remaining in office, although less than a quorum, may elect a successor for the unexpired term and until his or her successor is elected and qualified.

         Section 3. Regular Meetings.

         Regular meetings of the Board of Directors shall be held at such place or places, on such date or dates, and at such time or times as shall have been established by the Board of Directors and publicized among all directors. A notice of each regular meeting shall not be required.

         Section 4. Special Meetings.

         Special meetings of the Board of Directors may be called by one-third (1/3) of the directors then in office (rounded up to the nearest whole number) or by the President and shall be held at such place, on such date, and at such time as they or he or she shall fix. Notice of the place, date, and time of each such special meeting shall be given to each director by whom it is not waived by mailing written notice not less than five (5) days before the meeting or by telegraphing or telexing or by facsimile or electronic transmission of the same not less than twenty-four (24) hours before the meeting. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.

         Section 5. Quorum.

         At any meeting of the Board of Directors, a majority of the total number of the whole Board of Directors shall constitute a quorum for all purposes. If a quorum shall fail to attend any meeting, a majority of those present may adjourn the meeting to another place, date, or time, without further notice or waiver thereof.

         Section 6. Participation in Meetings By Conference Telephone.

         Members of the Board of Directors, or of any committee thereof, may participate in a meeting of such Board of Directors or committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other and such participation shall constitute presence in person at such meeting.

         Section 7. Conduct of Business.

         At any meeting of the Board of Directors, business shall be transacted in such order and manner as the Board of Directors may from time to time determine, and all matters shall be determined by the vote of a majority of the directors present, except as otherwise provided herein or required by law. Action may be taken by the Board of Directors without a meeting if all members thereof consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

         Section 8. Compensation of Directors.

         Directors, as such, may receive, pursuant to resolution of the Board of Directors, fixed fees and other compensation for their services as directors, including, without limitation, their services as members of committees of the Board of Directors.

                            ARTICLE III - COMMITTEES

         Section 1. Committees of the Board of Directors.

         The Board of Directors may from time to time designate committees of the Board of Directors, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the Board of Directors and shall, for those committees and any others provided for herein, elect a director or directors to serve as the member or members, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of any committee and any alternate member in his or her place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.

         Section 2. Conduct of Business.

         Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as otherwise provided herein or required by law. Adequate provision shall be made for notice to members of all meetings; one-third (1/3) of the members shall constitute a quorum unless the committee shall consist of one (1) or two (2) members, in which event one (1) member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present. Action may be taken by any committee without a meeting if all members thereof consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of the proceedings of such committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

                              ARTICLE IV - OFFICERS

         Section 1. Generally.

         The officers of the Corporation shall consist of a President and a Secretary and such other officers as may from time to time be appointed by the Board of Directors. The Board of Directors may, if it so determines, elect from among its members a Chairman of the Board who shall, subject to the direction and under the supervision of the Board of Directors, have general charge of all of the affairs of the Corporation. Officers shall be elected by the Board of Directors, which shall consider that subject at its first meeting after every annual meeting of stockholders. Each officer shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any number of offices may be held by the same person.

         Section 2. President.

         Subject to the provisions of these By-laws and to the direction of the Board of Directors, he or she shall have the responsibility for the general management and control of the business and affairs of the Corporation and shall perform all duties and have all powers which are commonly incident to the office of chief executive or which are delegated to him or her by the Board of Directors. He or she shall have power to sign all stock certificates, contracts and other instruments of the Corporation which are authorized and shall have general supervision and direction of all of the other officers, employees and agents of the Corporation.

         Section 3. Vice President.

         Each Vice President shall have such powers and duties as may be delegated to him or her by the Board of Directors. One (1) Vice President shall be designated by the Board of Directors to perform the duties and exercise the powers of the President in the event of the President's absence or disability.

         Section 4. Treasurer.

         The Treasurer shall have the responsibility for maintaining the financial records of the Corporation. He or she shall make such disbursements of the funds of the Corporation as are authorized and shall render from time to time an account of all such transactions and of the financial condition of the Corporation. The Treasurer shall also perform such other duties as the Board of Directors may from time to time prescribe.

         Section 5. Secretary.

         The Secretary shall issue all authorized notices for, and shall keep minutes of, all meetings of the stockholders and the Board of Directors. He or she shall have charge of the corporate books and shall perform such other duties as the Board of Directors may from time to time prescribe.

         Section 6. Delegation of Authority.

         The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.

         Section 7. Removal.

         Any officer of the Corporation may be removed at any time, with or without cause, by the Board of Directors.

         Section 8. Action with Respect to Securities of Other Corporations.

         Unless otherwise directed by the Board of Directors, the President or any officer of the Corporation authorized by the President shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of stockholders of or with respect to any action of stockholders of any other corporation in which this Corporation may hold securities and otherwise to exercise any and all rights and powers which this Corporation may possess by reason of its ownership of securities in such other corporation.

                                ARTICLE V - STOCK

         Section 1. Certificates of Stock.

         Each stockholder shall be entitled to a certificate signed by, or in the name of the Corporation by, the President or a Vice President, and by the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer, certifying the number of shares owned by him or her. Any or all of the signatures on the certificate may be by facsimile.

         Section 2. Transfers of Stock.

         Transfers of stock shall be made only upon the transfer books of the Corporation kept at an office of the Corporation or by transfer agents designated to transfer shares of the stock of the Corporation. Except where a certificate is issued in accordance with Section 4 of Article V of these By-laws, an outstanding certificate for the number of shares involved shall be surrendered for cancellation before a new certificate is issued therefor.

         Section 3. Record Date.

         In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders, or to receive payment of any dividend or other distribution or allotment of any rights or to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of any meeting of stockholders, nor more than sixty (60) days prior to the time for such other action as hereinbefore described; provided, however, that if no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held, and, for determining stockholders entitled to receive payment of any dividend or other distribution or allotment of rights or to exercise any rights of change, conversion or exchange of stock or for any other purpose, the record date shall be at the close of business on the day on which the Board of Directors adopts a resolution relating thereto.

         A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

         In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall be not more than ten (10) days after the date upon which the resolution fixing the record date is adopted. If no record date has been fixed by the Board of Directors and no prior action by the Board of Directors is required by the Delaware General Corporation Law, the record date shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in the manner prescribed by
Article I, Section 9 hereof. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by the Delaware General Corporation Law with respect to the proposed action by written consent of the stockholders, the record date for determining stockholders entitled to consent to corporate action in writing shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

         Section 4. Lost, Stolen or Destroyed Certificates.

         In the event of the loss, theft or destruction of any certificate of stock, another may be issued in its place pursuant to such regulations as the Board of Directors may establish concerning proof of such loss, theft or destruction and concerning the giving of a satisfactory bond or bonds of indemnity.

         Section 5. Regulations.

         The issue, transfer, conversion and registration of certificates of stock shall be governed by such other regulations as the Board of Directors may establish.

                              ARTICLE VI - NOTICES

         Section 1. Notices.

         If mailed, notice to stockholders shall be deemed given when deposited in the mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the Corporation. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided in Section 232 of the Delaware General Corporation Law.

         Section 2. Waivers.

         A written waiver of any notice, signed by a stockholder or director, or waiver by electronic transmission by such person, whether given before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such person. Neither the business nor the purpose of any meeting need be specified in such a waiver.

                           ARTICLE VII - MISCELLANEOUS

         Section 1. Facsimile Signatures.

         In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these By-laws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.

         Section 2. Corporate Seal.

         The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary. If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary or Assistant Treasurer.

         Section 3. Reliance upon Books, Reports and Records.

         Each director, each member of any committee designated by the Board of Directors, and each officer of the Corporation shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors so designated, or by any other person as to matters which such director or committee member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

         Section 4. Fiscal Year.

         The fiscal year of the Corporation shall be as fixed by the Board of Directors.

         Section 5. Time Periods.

         In applying any provision of these By-laws which requires that an act be done or not be done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

            ARTICLE VIII - INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Section 1. Right to Indemnification.

         Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director or an officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director, officer or trustee or in any other capacity while serving as a director, officer or trustee, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith; provided, however, that, except as provided in Section 3 of this ARTICLE VIII with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

         Section 2. Right to Advancement of Expenses.

         In addition to the right to indemnification conferred in Section 1 of this ARTICLE VIII an indemnitee shall also have the right to be paid by the Corporation the expenses (including attorney's fees) incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this Section 2 or otherwise.

         Section 3. Right of Indemnitee to Bring Suit.

         If a claim under Section 1 or 2 of this ARTICLE VIII is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In
(i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and
(ii) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this
ARTICLE VIII or otherwise shall be on the Corporation.

         Section 4. Non-Exclusivity of Rights.

         The rights to indemnification and to the advancement of expenses conferred in this ARTICLE VIII shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Corporation's Certificate of Incorporation, By-laws, agreement, vote of stockholders or disinterested directors or otherwise.

         Section 5. Insurance.

         The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

         Section 6. Indemnification of Employees and Agents of the Corporation.

         The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

         Section 7. Nature of Rights.

         The rights conferred upon indemnitees in this ARTICLE VIII shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer or trustee and shall inure to the benefit of the indemnitee's heirs, executors and administrators. Any amendment, alteration or repeal of this ARTICLE VIII that adversely affects any right of an indemnitee or its successors shall be prospective only and shall not limit or eliminate any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment, alteration or repeal.

                             ARTICLE IX - AMENDMENTS

         These Bylaws may be amended or repealed by the Board of Directors at any meeting or by the stockholders at any meeting.

                                   Appendix 1


                                 eUNIVERSE, INC.
                                      PROXY
                          ANNUAL STOCKHOLDERS' MEETING
                                NOVEMBER 15, 2000

         The undersigned stockholder of eUniverse, Inc. ("EUI"), does hereby constitute and appoint Brad D. Greenspan, Chairman of the Board of Directors, and William R. Wagner, Chief Financial Officer, as his or her proxy, with full power of substitution, to attend the Annual Meeting of the Stockholders of EUI to be held at 10:00 a.m. on Wednesday, November 15, 2000, at 101 North Industrial Plains Road, Wallingford, Connecticut 06492, or any continuation or adjournment thereof, with full power to vote and act for the undersigned, in his or her name, and to vote all stock of EUI held by him or her, to the same extent and with the same effect as the undersigned, in the manner specified below. The undersigned hereby revokes any other proxy previously given by him or her.

1. ELECTION OF DIRECTORS:      [ ] FOR all nominees listed below
                                   (except as specified to the contrary
                                   below).

                               [ ] AGAINST all nominees listed below.

   Brad D. Greenspan, Brett Brewer, Gordon Landies, Daniel Mosher and Charles Beilman.


   To withhold authority to vote for any individual nominee, write that nominee's name here: _______________________________________________.

2. ADOPTION OF THE 1999 STOCK AWARDS PLAN:

      [  ] FOR           [  ] AGAINST          [  ] ABSTAIN


3. APPROVAL OF CHANGE IN THE COMPANY'S STATE OF INCORPORATION
   FROM NEVADA TO DELAWARE:

      [  ] FOR           [  ] AGAINST          [  ] ABSTAIN


4. RATIFICATION OF APPOINTMENT OF MERDINGER, FRUCHTER, CORDO & ROSEN, P.C.

      [  ] FOR           [  ] AGAINST          [  ] ABSTAIN

5. In their discretion on any other matter that may properly come before the meeting or any adjournment or adjournments thereof.


                                      Date: _________________, 2000.


                                      _______________________________

                                      _______________________________

                                      _______________________________


                                      Please date and sign above
                                      exactly as name appears at the
                                      left, indicating, where
                                      appropriate, official capacity.
                                      If stock is held in joint
                                      tenancy, each joint owner must
                                      sign.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.